Note: Material has been omitted from this Master Services Agreement between Sprint Communications Company L.P. and Virgin Mobile USA, LLC pursuant to a request for confidential treatment and such material has been filed separately with the Securities and Exchange Commission. Material omitted has been replaced with an asterisk.

Exhibit 10.10

SPRINT MASTER SERVICES AGREEMENT

This Agreement and its attachments (“Agreement”) between Sprint Communications Company L.P., for itself and as contracting agent on behalf of applicable Sprint affiliated entities (“Sprint”) and Virgin Mobile USA, L.L.C. (“Customer”) establishes the terms and conditions governing Sprint’s provision of the products and services. This Agreement is effective on the date it is signed by all parties (“Effective Date”) and, except with respect to the Excluded Services set forth on Attachment B to this Agreement which Excluded Services shall continue to be governed by the terms and conditions of the CSA (BSG0201-106R2) and the First Amendment (BSG0204-118), the agreement pursuant to which such services were originally purchased from Sprint by Customer, supercedes the CSA (BSG0201-106R2) signed by Customer on March 20, 2002 and Sprint on March 22, 2002 and the First Amendment (BSG0204-118) signed by Customer on May 9, 2002 and Sprint on May 9, 2002.

1.	GENERAL.

1.1	Terms and Conditions. Sprint provides communications services under the terms and conditions in this Agreement and the applicable Sprint Schedules and Tariffs on file with regulatory bodies, as amended from time to time by Sprint (“Schedules and Tariffs”). This Agreement governs the purchase of Sprint services (“Services”) by Customer as identified in the applicable order form, which is incorporated into this Agreement by this reference. Customer will order Services under Sprint’s standard ordering procedures, subject to Sprint’s acceptance, that may include signing Sprint’s standard Order for Data Communications Service, a Statement of Work, or other Sprint-designated form (“Order”).

1.2	Product Specific Terms and Conditions. Additional terms and conditions or service level agreements applicable to specific Services purchased by Customer are found in relevant annexes, which are incorporated into the Agreement by this reference.

1.3	Conflicts Provision. If there is a conflict between the documents referenced in this Agreement, the following documents will prevail in priority order, if applicable:

A.	Tariffs;

B.	Product Specific Annexes or Product Specific Terms and Conditions in Schedules;

C.	Master Services Agreement;

D.	General Terms and Conditions in Sprint Schedules;

E.	Publicly available price lists; and

F.	Orders.

2.	TERM. The Term of this Agreement is 36 months from the commencement date of the Term (the “Commencement Date”). If both parties sign this Agreement and it is returned to Sprint at least 16 days before the first day of the next billing month, the Commencement Date of the Term will be that next billing month’s first day. Otherwise, the Commencement Date will be the first day of the second billing month after both parties have signed this Agreement. The date Sprint will begin providing Services is found in the Attachments or applicable Order. Alterations to this Agreement are not valid unless accepted in writing by both party’s officers or authorized designees. If Customer continues to receive Services after termination of this Agreement, Sprint will provide those Services at its standard list, Schedule or Tariff pricing, unless the parties otherwise agree in writing. Certain Service elements may require an Order term of 1, 2, or 3 years. Individual Order terms may extend beyond the Term of this Agreement. For each Service element that requires an Order term and is installed before the end of the Term, Customer will receive the applicable pricing in this Agreement until the end of the individual Order term for that Service element.

3.	SERVICES. Sprint will provide products and services for Customer to purchase as listed in the following Attachments (attached and incorporated into this Agreement).

Attachment A: Customer Service Agreement

Attachment B: Excluded Services

4.	COMMITMENT. Any applicable minimum service commitments (“MSC”) for Sprint Services, including any minimum annual commitments (“MAC”) or minimum monthly commitments (“MMC”), will be in the Attachments, or, if not found in the Attachments, the applicable Order.

5.	CHARGES.

5.1	Orders.

A.	During the term of any Order (“Order Term”), Customer will pay Sprint the rates and charges for a particular Service as stated in this Agreement, the applicable Schedule or Tariff, or as may be specified in the Order, for Services. Prices may be:

1.	a fixed rate specified in this Agreement;

2.	a discount off a Schedule, Tariff or standard list price;

3.	other pricing to which the parties agree in writing.

B.	Unless otherwise specified in the Order, Sprint will begin billing Customer in full for all the non-recurring and recurring charges on the later of:

1.	the date the Services are installed and available; or

2.	the delivery date specified in the Order.

C.	If Sprint cannot install and deliver the Services by the delivery date specified in the Order due solely to a Customer-caused delay, Sprint reserves the right to begin billing Customer as of the specified delivery date.

5.2	Fixed Rates. Fixed rates will remain fixed for the applicable Term. This Agreement’s rates, charges and discounts are in lieu of any promotions or discounts that are available under Sprint’s Schedule or state Tariffs. Rates, charges and discounts for call types, Service elements, features, and Services not in this Agreement are in the applicable Sprint Schedule, state Tariff or public price list. Any percentage discounts will remain fixed for the Term, but Sprint may modify the underlying Schedule rate, Tariff rate or list price to which the discounts are applied; provided that such modifications would be general modifications applicable to Sprint’s general customer base, not modifications specific to Customer.

5.3	Rate Adjustments.

A.	Sprint may adjust its rates and charges or impose additional rates or surcharges on Customer to recover amounts that it is required by governmental or quasi-governmental authorities to collect on their behalf or to pay to others in support of statutory or regulatory programs [plus amounts to recover Sprint’s commercially reasonable administrative costs associated with the charges or programs; provided that such administrative costs are generally applicable to Sprint’s general customer base, not specific to Customer, and that the amount of such administrative costs charged to Customer do not exceed amounts charged to Sprint’s general customer base. Examples of the charges include, but are not limited to, [the Primary Interexchange Carrier Charge, Carrier Universal Service Charge, Compensation to Payphone Providers and International Mobile Termination Charges.

B.	Sprint may impose additional charges or surcharges, or establish new rate elements, to recover amounts Sprint is charged for: (1) terminating or originating a call to wireless carriers; (2) delivering calls to or accepting calls from carriers that charge access rates higher than the incumbent wireline access carriers; or (3) delivering calls to or accepting calls from carriers that impose new or additional charges after execution of this Agreement, plus amount to recover administrative costs associated with the additional charges. The additional charges include, but are not limited to, domestic and international mobile origination and termination charges imposed on Sprint by Sprint’s foreign carrier correspondents.

C.	All of the foregoing charges are in addition to any of the Rates and Charges specified in the Rates and Charges Section of this Agreement, including any fixed rates.

5.4	Other Charges. Sprint’s rates and charges for Services do not include taxes. Except for Sprint’s income taxes, Customer will pay all taxes, including, but not limited to, sales, use, property, gross receipts, excise, VAT, bypass or other local, state, national taxes or charges imposed on or based on the provision, sale or use of Services.

5.5	Credits and Discounts. Customer must be in compliance with all material terms and conditions of this Agreement to be eligible for any Credits or Discounts under this Agreement.

6.	PAYMENT TERMS.

6.1	Payment Date. Customer will pay Sprint’s monthly invoices in full in U.S. currency within 30 days of the invoice date. Failure to dispute or make payment of amounts past due within 10 days following Sprint’s written notice of non-payment may, at Sprint’s option, result in immediate termination of this Agreement and/or the Services.

6.2

Interest Charges. If Customer fails to dispute or pay charges for Services when due, Sprint will charge Customer interest on those charges equal to the lesser of 1 1/2% per month or the maximum rate allowed by law.

6.3	Disputed Invoice Charges.

A.	If Customer disputes a charge on the invoice, payment of that charge may be withheld, so long as Customer makes full payment of all undisputed charges and provides Sprint with a written explanation of the reasons for Customer’s dispute of the charge. Customer will reasonably cooperate with Sprint to resolve any disputed charge as soon as possible. If Sprint determines that the disputed charge is valid, Sprint will notify Customer, and within five business days of receiving the notice, Customer will pay the charge under protest, if desired, or continue to withhold payment.

B.	Either party may take appropriate legal action to recover amounts it believes it is due and if it is determined that any amount is due to the other, the party will pay that amount, plus interest on the amount due, calculated per the preceding Section from the date of Customer’s payment or Sprint’s notification, if applicable.

C.	If Customer fails to dispute any charge within 180 days of the date the invoice is first received by Customer, the charge will be deemed accurate and Customer may not dispute it.

6.4	Collection From End Users. If Customer provides Services to its affiliates, subsidiaries or other end users, Customer may not deduct from its Sprint invoice any amounts that it cannot collect from the end users, affiliates, or subsidiaries, including, but not limited to, fraudulent charges and for billing adjustments or credits it grants the end users, including adjustments for fraudulent charges.

7.	PROVISION OF SERVICES.

7.1	Performance. Sprint’s obligations under this Agreement extend only to the Sprint network, the Services specified in the Orders, and the Sprint-provided equipment relating to these Services and network. Sprint is not responsible for other equipment, networks, or services, except to the extent that a failure of such equipment, networks or services contributes to the failure of those specified in the foregoing sentence.

7.2	Credit Approval. Sprint’s provision of Services is subject to credit approval of Customer. Sprint may require a commercially reasonable deposit or other form of security from Customer at any time, such deposit or security not to exceed estimated charges for two months of Services.

7.3	Warranties. Sprint represents and warrants that it will perform all Services in a workmanlike and professional manner by adequate, qualified personnel of Sprint and with all necessary care, skill, and diligence at quality levels no less than levels which are standard for the industry and in accordance with all applicable federal, state and local laws, rules and regulations. Sprint warrants that all products and services provided by Sprint hereunder will be in good working order and will in all material respects conform to the requirements of the Order and all written documentation provided upon the date installed. Sprint further represents and warrants that, with respect to Services as provided by Sprint, Sprint owns or has rights in such Services, including United States patent, copyright, or other intellectual property right including trade secret.

7.4	EXCEPT AS EXPRESSLY PROVIDED IN THIS AGREEMENT, SPRINT DISCLAIMS ALL WARRANTIES, EXPRESS OR IMPLIED, NOT EXPLICITLY STATED IN THIS AGREEMENT, AND IN PARTICULAR DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, AND WARRANTIES RELATED TO THIRD PARTY EQUIPMENT, MATERIAL, SERVICES OR SOFTWARE. THE SERVICES AND ANY MATERIALS OR EQUIPMENT ARE SUPPLIED “AS IS,” TO THE FULL EXTENT PERMITTED BY LAW

7.5	Change Control. Customer will comply with Sprint’s change control process for Customer-initiated change requests. Sprint-initiated change requests will be reviewed and approved by Customer before implementation. Customer must ensure that all Customer third-party vendors observe Sprint’s change control process. Any Customer-initiated change to the Services purchased under this Agreement may result in a written amendment to this Agreement, additional charges, or modifications to relevant Service delivery schedules.

8.	SUSPENSION OF SERVICES.

8.1	Without prejudice to the parties’ other rights and remedies under this Agreement, and subject to its termination provisions, Sprint may suspend the provision of Services without penalty if:

A.	Customer fails to make undisputed payments as required in Section 6:

B.	Sprint terminates this Agreement in accordance with the termination provisions; or

C.	Sprint is required to suspend the performance in order to comply with any law or a request by any governmental authority with jurisdiction or where Customer’s use of the Services impairs or is likely to impair the integrity of the Sprint network.

9.	EQUIPMENT, HARDWARE AND SOFTWARE.

9.1	Hardware or Software Not Provided by Sprint

A.	Customer is responsible for the installation, operation, and maintenance of any hardware or software that is not provided by Sprint. In cooperation with Customer, Sprint will set the initial configuration for the interface between the hardware or software and the Service.

B.	In cooperation with Sprint, Customer will ensure that hardware or software not provided, certified, or recommended by Sprint (“Non-Sprint Ware”) is technically compatible with Services. If Sprint notifies Customer that Non-Sprint Ware impairs or is likely to impair Services, Customer must eliminate the impairment. Sprint may suspend Services until Customer addresses the impairment. If the Non-Sprint Ware impairs Customer’s use of Services, or there is a suspension of the Services caused by such hardware or software, Customer will continue to pay Sprint for Services. If any impairment interferes with the use of Sprint’s network by Sprint or other customers or end users, Sprint may suspend or disconnect the affected Services without providing advance notice to Customer provided that Sprint shall provide written notice as soon as practicable. If Customer requests, Sprint may troubleshoot difficulties caused by Non-Sprint Ware at Sprint’s then current prices for the troubleshooting services. Sprint is not liable for its performance under this Agreement, including its failure to satisfy service level guarantees, as long as the impairment exists, to the extent such impairment affects Sprint’s performance hereunder.

C.	In cooperation with Sprint, Customer will ensure that hardware or software not provided but certified or recommended by Sprint (“Sprint-Recommended Ware”) is technically compatible with Services. If Sprint-Recommended Ware is not compatible with Customer’s use of Services, Sprint will use commercially reasonable efforts to assist Customer to cure such impairment at Sprint’s cost, and Customer shall not be liable to Sprint for the cost of Services during such impairment.

D.	Sprint is not liable if any changes in Services cause hardware or software not provided, certified or recommended by Sprint to become obsolete, require alteration, or perform at lower levels, but may be liable if changes in Services cause Sprint provided, recommended, or certified hardware or software to become obsolete, require alteration, or perform at lower levels.

9.2	Software License.

A.	Where software is provided as part of the Service, Customer is granted a royalty free, non-exclusive and non-transferable license to use the software, including any related documentation, solely to enable Customer to use the Services and in accordance with any applicable licensing requirements.

B.	Except as provided elsewhere in this Agreement or with Sprint’s written consent, Customer, as licensee, is not granted any rights to:

1.	use the software on behalf of others or for time share or service bureau activities;

2.	any source code, and agrees not to reverse engineer, decompile, modify, enhance, or copy Sprint-provided software, or prepare any derivative works from the software;

3.	modify the Services or software, or combine the Services or software with any other services not provided by Sprint.

C.	Customer will keep a current record of the location of any Sprint-provided software and upon Sprint’s written request will return the software to Sprint when Customer ceases using the software, but no later than 15 business days after termination of this Agreement for any reason. If Sprint authorizes in writing the making of any software copies, the copies must reproduce the copyright or any other proprietary legends appearing on the original copy.

9.3	Title to Software or Equipment. Sprint or its suppliers will retain title and property rights to Sprint-provided software and equipment, whether or not they are embedded in or attached to realty. Customer neither owns nor will acquire any right of ownership to any Sprint-provided hardware or software, including, but not limited to, copies, and any related patents, copyrights, trademarks, or IP addresses assigned to Customer.

9.4	Sprint Equipment.

A.	To enable the Services to be installed, provided, and maintained, Customer will grant the persons appointed by Sprint access to any Sprint-provided equipment located in an environment controlled by Customer. Sprint will observe Customer’s reasonable security procedures and provide Customer with reasonable notice of the required access.

B.	At termination or expiration of the Agreement or any Order, Customer will surrender and immediately return the Sprint-provided equipment to Sprint or will provide Sprint access to reclaim the equipment.

9.5	Risk of loss. Risk of loss or damage to equipment will pass to Customer on delivery. Sprint may retain a security interest in purchased equipment until the equipment is paid for in full.

10.	USE OF NAME, SERVICE MARKS, OR TRADEMARKS. Neither party will use the service marks, trademarks, or carrier identification code (“CIC”) of the other party or any of its affiliates for any purpose, including, but not limited to, resale of services or press releases, without the other party’s prior written consent.

11.	CUSTOMER RESPONSIBILITIES.

11.1	Preparation for Services.

Customer will:

A.	at its own expense, prepare its sites to comply with Sprint installation and maintenance specifications;

B.	pay Sprint any applicable charges to relocate any installed Services unless such relocation is requested or required by Sprint;

C.	install, maintain, and pay for cabling that connects the Service to equipment that is not provided by Sprint;

D.	maintain the equipment space and associated facilities, conduits and rights-of-way as safe places to work, and insure the facilities against fire, theft, vandalism and other casualty;

E.	ensure that the use of the equipment space and associated facilities, conduits and rights-of-way comply with all applicable laws, rules and regulations, as well as any existing leases or other contractual agreements or rights of others; and

F.	be responsible for all damages to Sprint-provided equipment located on Customer’s premises, excluding reasonable wear and tear and damages caused by Sprint.

11.2	Use of Services.

A.	Customer will not make any illegal use of the Services and will conform to Sprint’s acceptable use policy as modified from time to time, that is available at www.sprint.net/abuse.html.

B.	Customer will not permit or knowingly allow others to: (1) abuse or fraudulently use Services, including, but not limited to, unauthorized or attempted access, alteration, or destruction of Sprint’s customers or other authorized user’s information; (2) use Services in a manner that causes interference, or tampers with another customer’s or authorized user’s use of the Sprint network; or (3) use Services in a manner that violates Sprint’s acceptable use policy.

C.	In compliance with the obligations imposed on Sprint by the Federal Communications Commission, Customer represents and warrants, on behalf of itself and its affiliates, subsidiaries, and agents, that it is not a reseller and that it does not intend to resell the Services or engage in other activity that would require Sprint to verify Customer’s authorization as a reseller as required by 47 CFR 64.1195. If Customer or its affiliates, subsidiaries, or agents breach these representations or warranties, the Agreement will terminate immediately and subject Customer to the liability imposed for termination by Sprint for material breach. These provisions are not intended to prohibit resale, but are intended to prevent misrepresentations by resellers in an attempt to circumvent the rules or regulations of the FCC, or other governmental bodies with jurisdiction over the provision of communications services for resale.

D.	If Customer fails to comply with this Section 11.2, Customer releases Sprint from all liabilities or obligations in connection with the affected Service to the extent such liabilities or obligations are impaired by such failure, and Customer will indemnify Sprint for all costs or damages that Sprint incurs as a result of Customer’s failure to comply as provided in Section 14 hereof.

12.	CONFIDENTIAL INFORMATION.

12.1

Nondisclosure Agreement. This Agreement and any information concerning its terms and conditions constitute confidential information governed by the parties’ Nondisclosure Agreement. The term of the parties’

Nondisclosure Agreement and the obligations contained in it will extend for two years after the termination of this Agreement.Customer and Sprint agree not to disclose the terms and conditions of this Agreement to any third party.

12.2	Nondisclosure Requirements. The provisions of the parties’ Nondisclosure Agreement, dated December 2002, supercede and replace this Section 12 in its entirety. Ok

13.	LIMITATIONS OF LIABILITY.

13.1	Threshold of Liability. Sprint’s entire liability for damages caused by any failure to perform its obligations under this Agreement will not exceed 100% of Customer’s aggregate MSC during the Term. If Customer has no MSC, Sprint’s entire liability for damages will not exceed 100% of Customer’s average monthly Services Usage Charges or monthly recurring charges, multiplied by the number of months in the Term. This limitation of liability will not apply to claims arising from the parties’ indemnification obligations under this Agreement.

13.2	Consequential Damages. NEITHER PARTY WILL BE LIABLE FOR ANY CONSEQUENTIAL, INCIDENTAL, OR INDIRECT DAMAGES FOR ANY CAUSE OF ACTION, WHETHER IN CONTRACT OR TORT ARISING OUT OF ITS PERFORMANCE UNDER THIS AGREEMENT. CONSEQUENTIAL, INCIDENTAL, AND INDIRECT DAMAGES INCLUDE, BUT ARE NOT LIMITED TO, LOST PROFITS, LOST REVENUES, AND LOSS OF BUSINESS OPPORTUNITY, AND INCIDENTAL DAMAGE TO CUSTOMER’S PREMISES FOR SERVICE INSTALLATION, WHETHER OR NOT THE OTHER PARTY WAS AWARE OR SHOULD HAVE BEEN AWARE OF THE POSSIBILITY OF THESE DAMAGES. THIS LIMITATION OF LIABILITY WILL NOT APPLY TO CLAIMS ARISING FROM THE PARTIES’ INDEMNIFICATION OBLIGATIONS, CONFIDENTIALITY OBLIGATIONS, OR GROSSLY NEGLIGENT ACTS OR WILFUL MISCONDUCT OF A PARTY UNDER THIS AGREEMENT.

13.3	Unauthorized Access. Except as caused by Sprint, Sprint is not responsible for unauthorized access to Customer’s transmission facilities or Customer premise equipment by individuals or entities, or for unauthorized access to, or alteration, theft, or destruction of Customer’s data files, programs or other information through accident, wrongful means or any other cause.

13.4	Liability for Content. Except as caused by Sprint, Sprint is not responsible for the content of any third party information transmitted or received through Sprint’s provision of the Services.

14.	INDEMNIFICATION.

14.1	Personal Injury, Death or Damage to Personal Property. Each party will indemnify and defend at its expense the other party, its directors, officers, employees, partners, members, agents and their successors from and against all third party claims for expenses, damages, losses, or liabilities, including attorney’s fees, arising from performance of this Agreement and relating to personal injury, death, or damage to personal property that is alleged to have resulted from the negligent or willful acts or omissions of the indemnifying party or its subcontractors, directors, officers, employees or agents.

14.2	Transmission over Sprint Network. Customer will indemnify and defend Sprint from and against all loss, liability, damage and expense, including attorney’s fees, caused by any third party claims arising from information, data, or messages transmitted over the Sprint network by Customer, or Customer’s own customers or agents, including, but not limited to: (a) claims for libel, slander, invasion of privacy, infringement of copyright, and invasion or alteration of private records or data; (b) claims for infringement of patents arising from the use of hardware and software not provided or approved by Sprint in connection with the Services; and (c) claims based on transmission and uploading of information that contains viruses, worms, or other destructive media or other unlawful content.

14.3

Intellectual Property Indemnification. If promptly notified of any action brought against Customer based on a claim that Services as provided by Sprint infringe a United States patent copyright, or other intellectual property right including trade secret, Sprint will defend the action at its expense and will pay any and all fees, costs, or damages that may be finally awarded in the action or resulting settlement. If a final injunction is obtained against Customer prohibiting use of Services by reason of infringement of a United States patent, copyright, or other intellectual property right including trade secret, Sprint will at its option and expense either: (a) Procure the right for Customer to continue using the Services; (b) Procure alternative Services which furnish equivalent functionality; or (c) Direct Customer to return the Services to Sprint, and the Order relating to the returned Services will terminate.

14.4	Rights of Indemnified Party. The party seeking indemnification under this Section must promptly notify the other party in writing of any the claim and give the indemnifying party full and complete authority, information and assistance for the claim’s defense and settlement. The indemnifying party will retain the right, at its option, to settle or defend the claim, at its own expense and with its own counsel. The indemnified party will have the right, at its option, to participate in the settlement or defense of the claim, with its own counsel and at its own expense, but the indemnifying party will retain sole control of the claim’s settlement or defense; provided that the indemnified party must consent (such consent not to be unreasonably withheld) to the terms of any settlement impairing any indemnified party’s rights hereunder. To be indemnified under this Section, the party seeking indemnification must not by any act (including any admission or acknowledgement) materially impair or compromise a claim’s defense.

15.	TERMINATION.

15.1	Sprint Right to Terminate.

A.	Sprint may immediately terminate this Agreement or discontinue Services if:

1.	Customer fails to cure its breach of the payment terms in Section 6, above;

2.	Customer fails to cure any other material breach of this Agreement. To terminate for such failure, Sprint must give Customer written notice of the failure and provide Customer with a reasonable opportunity to cure, which will be a minimum of 30 days from Customer’s receipt of notice. If Customer fails to cure, then Sprint may terminate 30 days after giving written notice of termination due to material failure. Customer’s material failure does not include a failure caused by circumstances not within Customer’s sole control, including, but not limited to, a failure by: (a) a local exchange carrier; (b) Sprint-provided equipment; or (c) Sprint.

B.	Notwithstanding termination of the Agreement in this Section 15, Customer will remain liable for all invoices, charges and fees for Services Provided, whether or not invoiced by the termination date.

15.2	Customer Right to Terminate.

A.	Customer may immediately terminate this Agreement or discontinue Services if Sprint fails to cure any material breach of this Agreement. To terminate for the failure, Customer must give Sprint written notice of the failure and provide Sprint a reasonable opportunity to cure, within 30 days from Sprint’s receipt of notice. If Sprint fails to cure, then Customer may terminate this Agreement effective 30 days after giving Sprint written notice of termination due to the material failure. Sprint’s material failure does not include a failure caused by circumstances not within Sprint’s sole control, including, but not limited to, a failure caused by:

1.	a local exchange carrier;

2.	Customer-provided equipment; or

3.	Customer;

provided that Sprint has not contributed to such failure.

B.	If Customer terminates Services due to Sprint’s material failure to provide Services, Customer will not be liable for any of the Termination Liability charges contained in this Section 15.

15.3	Early Termination Liability. The pricing in this Agreement, including any discounts, is based on Customer’s commitment to purchase Services for the entire Order Term. Customer acknowledges that a precise calculation of Sprint’s damages for an early termination of this Agreement or any Order would be extremely difficult, and that the termination charges in this Agreement represent reasonable liquidated damages, not a penalty. If

Customer terminates an Order in whole or in part before expiration of the Order Term, or if Sprint terminates the Agreement under this Section, then Customer will pay the charges in Sections 15.3, A, B, and C below, unless Customer is entitled to terminate this Agreement pursuant to Section 15.2 above:

A.	A lump sum equal to (a) the applicable monthly charges, multiplied by the number of months remaining in the first year of the initial term, plus (b) half of the monthly charges, multiplied by the number of months remaining in the initial term after the first year. If any Order is terminated before the expiration of any minimum Order Term, Customer will pay Sprint a pro rata amount, based on the number of months remaining in the minimum Order Term, of any waived installation charges.; and

B.	An amount equal to the shortfall in any minimum usage commitment in the Agreement, after the contribution of Charges specified in Section A above, or, if there is no minimum service commitment, then an amount equal to the difference between any discounted usage charges paid by Customer and Sprint’s corresponding undiscounted charges, multiplied by Customer’s actual usage through the date of termination; and

C.	Any liabilities imposed on Sprint by third parties, such as local exchange carriers or PTTs, that result from Customer’s early termination.

On prior approval of Sprint, Customer will not be liable for the termination charges in Sections 15.3, A or B above, if Customer orders another Service of the same or greater monthly price with a term no less than the remaining months in the initial Order Term (or one year, whichever is greater) at the same time Customer provides Sprint with a notice of termination.

15.4	Disconnect Notice.

A.	By giving advance written notice to the designated account team, Customer may disconnect service at any time after meeting the minimum service requirements stated in this Agreement or the applicable Sprint Schedules.

B.	For Domestic Services Sprint will have up to 60 days to complete disconnect. For Non-Domestic Services, Sprint may require a longer period imposed by a foreign carrier. Customer will be responsible for all charges for the applicable period or until disconnect is effected, whichever is sooner. The applicable period will begin on receipt of the written notification from Customer. However, if Customer continues to utilize Sprint services beyond the date on which the services are to be disconnected, Customer will be liable for the usage charges incurred.

C.	For non-usage sensitive charges, Customer will be liable for the entire monthly recurring charge during the month Customer’s service terminates.

D.	If Customer disconnects service before the end of the term plan, the termination liabilities associated with the term plan will apply.

15.5	Repayment of Credits. If Sprint terminates this Agreement due to Customer’s material breach or Customer terminates this Agreement before the end of the Term (unless due to Sprint’s material breach), Customer will repay Sprint a pro-rated portion of any credits issued based on the number of months remaining in the Term at the time of termination.

16.	FORCE MAJEURE.

16.1	Force Majeure Definition. Neither party will be responsible for any delay, interruption or other failure to perform under this Agreement due to acts beyond the reasonable control of the responsible party. Force majeure events include, but are not limited to: natural disasters (e.g. lightning, earthquakes, hurricanes, floods); wars, riots, terrorist activities, and civil commotions; inability to obtain equipment from third party suppliers; cable cuts by third parties, a local exchange carrier’s activities, and other acts of third parties; explosions and fires; embargoes, strikes, and labor disputes; and governmental decrees and any other cause beyond the reasonable control of a party.

16.2	Notice Required and Liabilities. The affected party will give notice to the other party of any force majeure event. On notice, either party may cancel or delay performance without liability (except for payment of amounts due for Services provided) during the force majeure event. If the event continues for more than 45 days and adversely and materially impacts the affected party, that party may terminate any affected elements of Services or if a majority of Services are affected, the Agreement, without liability (except for payment of a prorated portion of all Credits issued under the Agreement).

17.	SCHEDULES AND TARIFFS. The terms and conditions contained in applicable Sprint Schedules and Tariffs apply to the Services described in any Order or other attachment to this Agreement. Rates, charges and discounts for call types, service elements, features and other products and Services not in this Agreement are in publicly available Schedules, Tariffs or price lists. If Sprint withdraws any applicable Tariff, the superseded Tariff terms and conditions then in effect will continue to apply to this Agreement.

18.	MISCELLANEOUS

18.1	Independent Contractor. Sprint provides Services as an independent contractor under this Agreement. The parties’ relationship and this Agreement will not constitute or create an association, joint venture, partnership, or other form of legal entity or business enterprise between the parties, their agents, employees or affiliates.

18.2	No Waiver Of Rights. If either party fails to enforce any right or remedy under this Agreement, that failure is not a waiver of the right or remedy for any other breach or failure by the other party.

18.3	No Third Party Beneficiaries. This Agreement’s benefits do not extend to any third party.

18.4	Governing Laws. This Agreement will be governed by applicable federal laws and regulations and the laws of the State of New York without regard to choice of law principles. Where applicable, the English version of this Agreement will prevail over any foreign language versions.

18.5	Dispute Resolution.

A.	Any dispute arising out of or relating to this Agreement may, at the option of either party, be finally settled by arbitration. If, however, Section B below, is held to be unenforceable by a court, then arbitration is mandatory. Any arbitration must be held in accordance with the rules of the American Arbitration Association, and governed by the United States Arbitration Act, 9 U.S.C. Sec. 1, et seq. If the dispute relates to Sprint’s provision of Non-Domestic Services, all arbitration proceedings will be conducted in the English language under the Rules of Conciliation and Arbitration of the International Chamber of Commerce (“ICC”). The place of arbitration for disputes related to Non-Domestic Services is New York, NY, USA.

B.	Waiver of Jury Trial. The parties mutually, expressly, irrevocably and unconditionally waive trial by jury for any proceedings arising out of or relating to this Agreement. This Section survives the termination of the Agreement.

18.6	Assignment. Customer may not assign any rights or obligations under this Agreement without Sprint’s prior written consent, except that either party may assign this Agreement, after 30 days prior written notice, to a parent company, controlled affiliate, affiliate under common control, or successor in interest due to merger, sale of substantially all of its assets, or reorganization, provided that any such assignee of Customer must meet Sprint’s reasonable credit approval, not to be unreasonably withheld.

18.7	Amendments. This Agreement may only be modified by a written amendment signed by both parties.

18.8	Construction. No rule of construction requiring interpretation against the drafter will apply to this Agreement’s interpretation. The captions and headings used in this Agreement are inserted for convenience only and shall not bee deemed to constitute part of this Agreement or to affect the construction or interpretation hereof.

18.9	Notice. Notices required under this Agreement must be submitted in writing to the parties’ addresses shown below and to any Sprint address for notice listed in an Attachment. Notices relating to a dispute must be sent to:

Sprint Communications Company L.P.

Attention: Law Dept. – Marketing and Sales (Business)

KSOPHT0101-Z2525

6391 Sprint Parkway

Overland Park, KS 66251-2525.

Virgin Mobile USA, LLC

Attention: General Counsel

10 Independence Boulevard

Warren, NJ 07059

18.10	Severability. If any provision of this Agreement is found to be unenforceable, the Agreement’s unaffected provisions will main in effect and the parties will negotiate a mutually acceptable replacement provision consistent with the parties’ original intent.

18.11	Survivability. The terms and conditions of this Agreement regarding confidentiality, indemnification, warranties, payment and all other that expressly or by their sense and context are intended to survive the expiration of this Agreement will survive and continue in effect as set forth elsewhere in this Agreement.

18.12	Entire Agreement. This Agreement, including all referenced documents, annexes, tariffs, or exhibits, constitutes the entire agreement and understanding between the parties relating to its subject matter. It supersedes all prior or contemporaneous negotiations or agreements, whether oral or written, relating to its subject matter.

18.13	Heading. Headings are for reference only and have no effect on any provision’s meaning.

18.14	Domestic. “Domestic” means the 48 contiguous states of the United States and District of Columbia, unless otherwise defined in the applicable Sprint Tariffs, Schedules, or Product Annexes.

VIRGIN MOBILE USA, L.L.C.		SPRINT COMMUNICATIONS COMPANY L.P.
for itself and as contracting agent on behalf of applicable Sprint affiliated entities

By:	/s/ David Schulman	By:	/s/ Jay Weir
	Authorized Signature		Authorized Signature

Date:	1/15/03	Date:	1/24/03

Name and Title:	David Schulman	Name and Title:	Jay Weir
(please type or print)	Chief Executive Officer	(please type or print)	Regional VP

Address:	10 Independence Blvd.	Address:	1850 Gateway Dr.
	Warren, NJ 07059		San Mateo, CA 94404

APPROVED 12/20/02 ECA
ATTORNEY

Attachment A – Customer Service Agreement (BSG0209-444R4)

1.	TERM –The Term is 36 months, and shall begin on the Commencement Date as defined herein.

2.	SERVICES – Domestic Sprint Enhanced Frame Relay, Domestic Sprint ATM, Domestic Sprint Audio Conferencing, Domestic Sprint IP Dedicated Services, Domestic Sprint IP Dial Services, Sprint Voice VPN Solutions, Sprint Circuit Switched Manager

3.	MINIMUM SERVICE COMMITMENT (“MSC”) - Customer’s Minimum Annual Commitment (“MAC”) is * .

MSC CONTRIBUTORY SERVICES – Domestic Sprint Enhanced Frame Relay, Domestic Sprint ATM, Domestic Sprint Audio Conferencing, Domestic Sprint IP Dedicated Services, Domestic Sprint IP Dial Services, Sprint Voice VPN Solutions, Sprint Circuit Switched Manager

Services will contribute “net,” which is calculated after all available discounts and Credits have been applied.

4.	QUALIFICATIONS - On the Commencement Date Customer must:

A.	Be an existing Sprint customer.

If Customer does not meet these Qualifications, Sprint may terminate this Agreement or adjust Customer’s pricing for services.

5.	CONDITIONS - During each billing month Customer must meet the following Conditions:

A.	Customer will have at least one Sprint-provided T-1 local access line for Services in the following NPA-NXX(s): 913-859.

B.	Customer will have at least one Domestic Sprint Enhanced Frame Relay Service 1536 kbps port.

If Customer does not meet these Qualifications, Sprint may terminate this Agreement or adjust Customer’s pricing for services.

6.	SERVICES CHARGES –

6.1	Domestic Sprint ATM Services

A.	General. Domestic Sprint ATM Services are a high bandwidth fast packet switching technology based on fixed length cells of 53 bytes. These Services are provided under this Agreement. Capitalized terms are defined in this Agreement, the Schedules or the Standard Terms and Conditions for Sprint ATM Services (incorporated into this Agreement). Domestic Sprint ATM ports may require an Order term to receive the pricing in this section.

B.	Pricing Components. Unless otherwise provided in this Agreement, the following are the primary pricing components for these Services.

Local Access Facilities - Local access facilities means the physical telcos or leased lines connecting Customer’s premise to the Sprint ATM network. Local access facilities compatible with Sprint ATM Service include T1, T3, and OC3. Either Sprint or Customer may provide the local access facilities. Charges for Sprint-provided local access facilities include local access line charges, Access Coordination Fees (“ACF”), and Central Office Connection (“COC”) fees. Charges for Customer-provided local access facilities may include COC fees and Entrance Facility Charges (“EFC”). Sprint will charge Customer a non-recurring charge and an MRC.

Port – A “port” is the physical entrance to the Sprint ATM network. Sprint will charge Customer a one-time installation charge and a fixed MRC for each ATM port. Sprint ATM Service port bandwidths include Sprint DS1, NxDS1, DS3, and OC3.

Permanent Virtual Circuit (“PVC”) – A “PVC” is the pre-established logical connection between two ATM ports for information transfer. Sprint ATM PVCs are priced as one-directional traffic. The PVC service categories are:

a.	Constant Bit Rate (“CBR”) PVCs are for steady traffic that is sensitive to delay variation. For each CBR PVC, Customer will select the PVC’s Peak Cell Rate (“PCR”) to define the maximum rate at which user traffic will be allowed to traverse the Sprint ATM network.

b.	Variable Bit Rate, Real Time (“VBR-rt”) PVCs are intended to support time-sensitive applications such as voice and video applications. For each VBR-rt PVC, Customer will select the PVC’s PCR to define the maximum rate at which user traffic will be allowed to traverse the Sprint ATM network, and the PVC’s Sustainable Cell Rate (“SCR”), which is the average rate of an end-to-end connection measured over a defined interval.

c.	Variable Bit Rate, Non-Real Time (“VBR-nrt”) PVCs are for “bursty” data traffic that is insensitive to small delay variation. For each VBR-nrt PVC, Customer will select the PVC’s PCR to define the maximum rate at which user traffic will be allowed to traverse the Sprint ATM network, and the PVC’s SCR.

d.	Unspecified Bit Rate (“UBR”) PVCs are for data traffic that is not sensitive to delay variation. For UBR PVCs, a specific PCR and SCR are not assigned and cells may be transmitted up to the port bandwidth (less ATM overhead) if it is available. UBR PVCs are subject to availability.

PCR and SCR, where applicable, are available in increments of 64 Kbps and 1 Mbps. Customer may order multiple one-way PVCs per port, each with a different PCR and SCR, subject to the port’s allowable bandwidth. The total PCRs associated with VBR-nrt PVCs will not exceed 500% of the Sprint ATM port bandwidth, and the total SCRs associated with VBR-nrt PVCs will not exceed 200% of the Sprint ATM port bandwidth. The total PCRs associated with VBR-rt PVCs will not exceed 300% of the Sprint ATM port bandwidth, and the total SCRs associated with VBR-rt PVCs will not exceed 200% of the Sprint ATM port bandwidth. For all PVC service categories, Sprint will charge Customer a one-time PVC establishment charge per PVC and PVC MRCs. PVC MRCs include either Usage Charges based on the delivered traffic per month or fixed MRCs based on the PVC’s PCR or SCR and service category. For each ATM port, Customer must choose either the Fixed Domestic ATM Pricing or the Usage-based Domestic ATM PVC Pricing below for each service category.

Switched Virtual Circuit (“SVC”). Sprint offers CBR, VBR-rt, VBR-nrt and UBR SVC service. For UBR SVCs, Sprint charges a usage charge per SVC based on the delivered traffic per megacell per month. For CBR, VBR-rt and VBR-nrt SVCs, Sprint charges a usage charge per minute based on the PCR of the SVC. With SVC service, the calling party is charged for the SVC usage originating from both the calling party and the called party. Sprint will charge Customer a non-recurring establishment charge for SVCs, as well as charges for SVC changes.

Gateway and Service Interworking Charges

Domestic Sprint ATM to Domestic Sprint Frame Relay Service Interworking. Domestic Sprint ATM to Domestic Sprint Frame Relay Service Interworking allows Customer’s Domestic Sprint ATM Service to communicate with its Domestic Sprint Frame Relay Service. Domestic Sprint ATM to Domestic Sprint Frame Relay Service Interworking PVCs carry traffic in both directions. Sprint will charge Customer a non-recurring establishment charge and an MRC, based on the PVC’s Committed Information Rate (“CIR”). Additional charges apply for the Domestic Sprint Frame Relay to Domestic Sprint ATM Service Interworking PVCs.

Domestic Sprint ATM to Internet Gateway Service. Domestic Sprint ATM to Internet Gateway Service provides Domestic Sprint ATM customers with access to the Internet without investing in additional equipment or technology. Customer may have at most one Gateway PVC. Sprint will charge Customer a non-recurring establishment charge and an MRC for the Gateway service.

Domestic Sprint ATM to PSTN Gateway Service. Domestic Sprint ATM to Public Switched Telephone Network (PSTN) Gateway Service provides Domestic Sprint ATM customers with access to a Sprint DMS250 switch for voice services. Sprint will charge Customer a non-recurring establishment charge and an MRC for the Gateway service.

CPE - Certain CPE may be used with Sprint ATM Services. Customer may purchase (at a one-time price) or rent (at an MRC) CPE from Sprint with a Sprint CPE Order form. Sprint must certify Customer-provided CPE. Sprint will charge Customer a one-time installation charge for CPE installed by Sprint. Additional terms and conditions may apply to Customer’s purchase or rental of CPE.

Usage Charges - Usage Charges are the variable recurring charges for use of Sprint’s interexchange communications network, determined by Customer’s amount of telecommunications services used. Unless expressly stated in this Agreement, Usage Charges do not include taxes, interest, surcharges, access line charges, access facilities charges, other charges associated with access, fixed recurring charges, feature charges, operator services charges, directory assistance charges, installation charges, account charges, set up fees, report charges, and other non-recurring charges.

C.	Pricing. Sprint will charge Customer the following for these Services.

1.	Sprint will charge Customer a fixed MRC in the applicable amount from the table below for each Domestic Sprint ATM port.

Sprint Port Bandwidth	MRC per Port
DS1	*
DS3	*
OC3	*
OC12	*

2.	Customer is not eligible for standard Order term discounts.

3.	Sprint will charge Customer a fixed installation charge (non-recurring) in the applicable amount from the table below for each Domestic Sprint ATM port installed during the Term.

Sprint Port Bandwidth	Per Port Installation Charge
DS1	*
DS3	*
OC3	*
OC12	*

4.	Orders for DS3, OC3 and OC12 Sprint ATM ports are subject to availability and may require Sprint’s approval. DS3, OC3 and OC12 ATM ports require an Order term of at least 3 years.

5.	Sprint will charge Customer a fixed MRC per SCR increment in the applicable amount from the table below, for each one-way Domestic Sprint ATM PVC. For PVCs with SCR less than 3 Mbps, Sprint will charge Customer in 64 Kbps increments. For PVCs with SCR greater than or equal to 3 Mbps, Sprint will charge Customer in 1 Mbps increments.

Service Category	MRC Per 64 Kbps SCR (Less than 3 Mbps PVC)	MRC Per 1 Mbps SCR (At least 3 Mbps PVC)
CBR	*	*
VBR-rt	*	*
VBR-nrt	*	*

6.	Customer’s ATM PVC Usage Charges are not eligible for standard volume or Order term discounts.

7.	Sprint will charge Customer a * fixed PVC establishment charge (non-recurring) for each one-way Domestic Sprint ATM PVC installed during the Term.

8.	Sprint will charge Customer a per-minute fixed usage rate in the applicable amount from the table below, based on the PCR of the SVC, for each bi-directional Domestic Sprint ATM SVC. For SVCs with PCR less than 3Mbps, the per-minute usage rate will be the per-minute rate from the table below, multiplied by the number of 64Kbps increments of PCR. For SVCs with PCR 3Mbps or greater, the per-minute usage rate will be the per-minute rate from the table below, multiplied by the number of 1Mbps increments of PCR.

Service Category	SVCs Less than 3 Mbps PCR	SVCs 3 Mbps PCR or Greater
CBR	*	*
VBR-rt	*	*
VBR-nrt	*	*

9.	Sprint will charge Customer a * per-megacell fixed rate for its Domestic Sprint ATM UBR SVC Service usage. The per-megacell fixed rate is for delivered UBR SVC traffic, based on the egress counts, and is billed to the originating port.

10.	Customer’s Sprint ATM SVC Service Usage Charges are not eligible for standard volume or Order term discounts.

11.	For point-to-point SVCs, the calling party will be charged for the total bi-directional minute usage on an individual SVC connection. Thus, the calling party will pay for minutes originating from the calling party and delivered to the called party, as well as minutes originating from the called party and delivered to the calling party. For point-to-multipoint SVCs, the calling party will be charged for the total number of minutes delivered to each called party destination.

6.2	Sprint Domestic Enhanced Frame Relay

A.	Sprint will charge Customer a fixed MRC in the applicable amount from the table below for each Domestic Sprint Enhanced Frame Relay Service port installed or in service during the Term. Customer is not eligible for standard Schedule Term/Volume Discounts.

Port Bandwidth	MRC per Port
224/256 Kbps	*
1,344/1,536 Kbps	*
DS3	*

B.	Sprint will charge Customer a fixed MRC in the applicable amount from the table below for each Domestic Sprint Enhanced Frame Relay Service zero-CIR LAN PVC installed or in service during the Term. Customer is not eligible for standard Schedule Term/Volume Discounts. Pricing for the zero-CIR LAN PVC is determined based upon the lesser of the two ports connected by the PVC.

PVC	Port Speed	MRC per PVC
zero-CIR LAN PVC	224/256 Kbps	*
zero-CIR LAN PVC	1,344/1,536 Kbps	*
zero-CIR LAN PVC	45Mbps	*

6.3	Access

A.	Sprint will charge Customer a fixed MRC in the applicable amount from the table below for each Sprint-provided, Domestic Sprint Enhanced Frame Relay, Domestic Sprint IP Dedicated Services, Domestic Sprint ATM, and voice T-1 local access line (including ACF and COC charges) at an NPA-NXX in the table below installed or in service during the Term. Local access lines priced in this subsection are not eligible for Schedule Access Term Plan Discounts.

NPA-NXX	MRC
913-859	*
415-932	*
760-476	*
916-733	*
317-707	*
509-893	*
908-607	*
916-636	*

NPA-NXX	MRC
816-956.	*
925-932	*
925-935	*
816-965	*
201-422	*
714-558	*
925-287	*

B.	Sprint will charge Customer a fixed MRC in the applicable amount from the table below for each Sprint-provided, Domestic Sprint Enhanced Frame Relay, Domestic Sprint ATM, Domestic Sprint IP Dedicated Services, and voice T-3 local access line (including ACF and COC charges) at an NPA-NXX in the table below installed or in service during the Term. Local access lines priced in this subsection are not eligible for Schedule Access Term Plan Discounts.

NPA-NXX	MRC
913-859	*
916-733	*
913-636	*
760-476	*
816-965	*
201-422	*
714-558	*
908-607	*
916-636	*
816-956	*
925-932	*
415-932	*
317-707	*
925-935	*
509-893	*
925-287	*

C.	Sprint will charge Customer a fixed MRC in the applicable amount from the table below for each Sprint-provided, Domestic Sprint ATM and Domestic Sprint IP Dedicated Services OC3 local access line (including ACF and COC charges) at an NPA-NXX in the table below installed or in service during the Term. Local access lines priced in this subsection are not eligible for Schedule Access Term Plan Discounts.

NPA-NXX	MRC
916-636	*

D.	Sprint will charge Customer a fixed MRC in the applicable amount from the table below for each Sprint-provided, Domestic Sprint ATM OC12 local access line (including ACF and COC charges) at an NPA-NXX in the table below installed or in service during the Term. Local access lines priced in this subsection are not eligible for Schedule Access Term Plan Discounts.

NPA-NXX	MRC
916-636	*

E.	Sprint will waive 100% of the monthly recurring ACF charges and 100% of the monthly recurring COC charges on Sprint-provided, Domestic T-3 and T-1 local access lines installed or in service during the Term.

F.	Customer will use each Sprint-provided, Domestic T-3 or greater bandwidth local access line for the number of months equal to the applicable Order term for that local access line. If Customer disconnects a Sprint-provided, Domestic T-3 or greater bandwidth local access line before the end of its applicable Order term, Customer will pay Sprint an amount equal to the MRC for that local access line, multiplied by the number of months remaining in the Order term.

G.	Sprint will charge Customer a fixed MRC in the applicable amount from the table below, for each Sprint provided, Domestic Sprint Enhanced Frame Relay, Domestic Sprint IP Dedicated Services, Domestic Sprint ATM, and voice T-3 local access line (including ACF and COC charges) at an NPA-NXX in the table below, with the corresponding SCA, installed or in service during the Term. Local access lines priced in this subsection are not eligible for Schedule Access Term Plan.

NPA-NXX	MRC	SCA #
415-932	*	127699
908-607	*	126707
509-893	*	127808
916-733	*	127701
760-476	*	127700
816-956	*	126674
913-859	*	126673
916-636	*	129518

H.	Sprint will charge Customer a fixed MRC in the applicable amount from the table below, for each Sprint provided, Domestic Sprint Enhanced Frame Relay, Domestic Sprint IP Dedicated Services, Domestic Sprint ATM, and voice T-1 local access line (including ACF and COC charges) at an NPA-NXX in the table below, with the corresponding SCA, installed or in service during the Term. Local access lines priced in this subsection are not eligible for Schedule Access Term Plan.

NPA-NXX	MRC	SCA #
317-707	*	126712

I.	Customer will be permitted to prematurely cancel one circuit per each year of the Term at no charge.

6.4	Installation Waivers

A.	Sprint will waive the following installation charges:

1.	T-1 and T-3 local access line installation charges (including non-recurring COC and ACF charges) on Sprint-provided, Domestic Sprint Enhanced Frame Relay Service T-1 and T-3 local access lines installed during the Term.

2.	*% of T-1 local access line installation charges (including non-recurring COC and ACF charges) on Sprint-provided, Domestic Sprint ATM Service T-1 local access lines installed during the Term.

3.	Up to * of T-3 local access line installation charges (including non-recurring COC and ACF charges) for each Sprint-provided, Domestic Sprint ATM Service T-3 local access line installed during the Term.

4.	*% of Domestic Sprint ATM port installation charges (non-recurring) on ports, with an individual Order term of 1 year or longer, installed during the Term.

5.	Domestic Sprint Enhanced Frame Relay Service port installation (non-recurring) charges on ports installed during the Term.

6.	Domestic Sprint Enhanced Frame Relay Service LAN PVC installation (non-recurring) charges on PVCs installed during the Term.

7.	*% of T-1 and T-3 local access line installation charges (including non-recurring COC and ACF charges) on Sprint-provided Domestic voice service T-1 and T-3 local access lines installed during the Term.

8.	*% of T-1 and T-3 local access line installation charges (including non-recurring COC and ACF charges) on Sprint-provided, Domestic Sprint IP Dedicated Services T-1 and T-3 local access lines installed during the Term.

9.	*% of Domestic Sprint IP Dedicated Services port installation (non-recurring) charges on ports, with an individual Order term of 1 year or longer, installed during the Term.

10.	T-1 local access line installation charges (including non-recurring COC and ACF charges) on Sprint-provided, Domestic Clearline 1.5 private line circuit T-1 local access lines installed during the Term.

B.	Customer must use each local access line, PVC, and port, installed under subsections 6.4.A above for 12 continuous months. If Customer disconnects any local access line, PVC, or port receiving an installation waiver before the end of 12 months, Customer will pay Sprint a prorated portion of the waived installation charges based on the number of remaining months in the 12-month period.

6.5	Domestic Sprint Frame Relay to Domestic Sprint ATM Interworking PVCs

1.	Sprint will charge Customer a combined * fixed MRC that includes both the Domestic Sprint ATM to Domestic Sprint Frame Relay Interworking PVC and the Domestic Sprint Frame Relay to Domestic Sprint ATM Interworking LAN zero CIR PVC.

2.	Sprint will charge Customer a * fixed PVC establishment charge (non-recurring) for each bi-directional Domestic Sprint Frame Relay to Domestic Sprint ATM Service Interworking LAN zero CIR PVC installed during the Term.

3.	Orders for specific CIR or SNA PVCs on Domestic Sprint Frame Relay to Domestic Sprint ATM Service Interworking PVCs are subject to availability and Sprint’s approval.

4.	Customer is not eligible for standard Order term discounts.

5.	Sprint will waive the charges for Domestic Sprint Frame Relay to Domestic Sprint ATM Interworking PVC installation (non-recurring) charges on PVCs installed during the Term.

6.6	Domestic Sprint Audio Conferencing Services

A.	Sprint will charge Customer a fixed per-line, per-minute Net Effective Rate in the applicable amount from the table below for its Domestic Sprint Audio Conferencing Service Usage Charges.

Sprint Attended Conferencing Dial In		Sprint Personal Conferencing Dial In		Sprint Attended Conferencing Dial In Toll Free/Dial Out**		Sprint Personal Conferencing Dial In Toll Free/Dial Out*
Peak	Off Peak	Peak	Off Peak	Peak	Off Peak	Peak	Off Peak
*	*	*	*	*	*	*	*

*	“Dial Out” means the dial-out is performed by the conference chairperson.
**	In addition, to the per-minute rate, a per-station set up charge of * will apply to each Dial Out participant.

B.	For the above rates to be effective, Customer must complete the applicable Sprint Audio Conferencing corporate account order forms. Sprint Audio Conferencing Usage Charges incurred by Customer before these order forms are processed are not eligible for the rates set out above, and will be charged at Sprint’s standard public list prices. Sprint will charge Customer standard public list price for other Sprint Audio Conferencing features and services, including international calling. Other Sprint Audio Conferencing standard policies may apply to Customer’s purchase and use of Sprint Audio Conferencing services. Sprint Audio Conferencing is subject to availability in Sprint’s discretion.

6.7	Domestic Sprint IP Dedicated Services

A.	Domestic Sprint IP Services consist of Internet (public) and Intranet (corporate LAN) network access that allows remote users to dial-in (via local or toll-free access) to hosts or other resources available on these networks. These Services are provided under this Agreement and the Sprint IP Services Standard Terms and Conditions (incorporated into this Agreement). If Customer is or becomes an Internet Service Provider (“ISP”), Sprint’s terms and conditions for ISPs will apply.

Sprint will charge Customer a fixed MRC in the applicable amount from the table below for each Domestic Sprint IP Dedicated port with an individual Order term of 3 years or longer, installed or in service during the Term. Orders for IMUX, MMb, FDS3, DS3 (45Mbps), OC3, and OC12 Sprint IP Dedicated ports are subject to availability and will be accepted in Sprint’s discretion.

Port Bandwidth	3 Year Order Term MRC
1344/1536 kbps	*
45 Mbps	*
OC3	*

B.	The MRCs above do not include charges for Local Access Facilities, CPE, and other charges described in the Standard Provisions of this Agreement. Charges for Local Access Facilities are in Sprint Schedule No. 8. Customer is not eligible for standard Order term discounts.

6.8	Domestic Sprint IP Dial Services

A.	Sprint will charge Customer a per-hour fixed rate in the applicable amount from the table below for its Domestic Sprint IP Dial Service Usage Charges.

Sprint IP Dial Service	Per-hour rate
Local Intranet	*
Local Internet	*
Toll Free Intranet	*
Toll Free Internet	*

B.	For Sprint IP Dial Intranet Service, Customer will have at least 1 Sprint IP Dedicated port in service. Additional charges will apply for each Sprint IP Dedicated port.

C.	The pricing in this Section is for Sprint’s standard corporate IP Dial offering and does not include any enhancements or alterations including, but not limited to, proxy authentication and NOC-to-NOC support. Any enhancements or alterations to the standard offering may result in modifications to the pricing, terms, and conditions of this Agreement.

6.9	Sprint Voice VPN Solutions

A.	Sprint will charge Customer a fixed Net Effective Usage Rate in the applicable amount from the table below for its interstate Sprint Voice VPN Solutions and Sprint Voice VPN Solutions FONCARD Service Usage Charges. FONCARD is off-net originating usage.

Call Type	Per minute
On-On	*
On-Off	*
Off-On	*
Off-Off	*
FONCARD-On	*
FONCARD-Off	*

B.	Sprint will charge Customer a fixed Net Effective Usage Rate in the applicable amount from the table below for its interstate Sprint Voice VPN Solutions Toll Free Service Usage Charges.

Call Type	Per minute
Dedicated	*
Switched	*

C.	Sprint will charge Customer a fixed Net Effective Usage Rate in the applicable amount from the table below for its intrastate Sprint Voice VPN Solutions and Sprint Voice VPN Solutions FONCARD Service Usage Charges in the following states.

Per minute
State	On-On	On-Off	Off-On	Off-Off	FONCARD-On	FONCARD-Off
California	*	*	*	*	*	*
New Jersey	*	*	*	*	*	*
Washington	*	*	*	*	*	*

D.	Sprint will charge Customer a fixed Net Effective Usage Rate in the applicable amount from the table below for its intrastate Sprint Voice VPN Solutions Toll Free Service Usage Charges in the following states.

Per minute
State	Dedicated	Switched
California	*	*
New Jersey	*	*
Washington	*	*

E.	Sprint will charge Customer a fixed Net Effective Usage Rate in the applicable amount from the table below for its international (Domestic origination) Sprint Voice VPN Solutions and Sprint Voice VPN Solutions FONCARD Service Usage Charges to the following countries:

Per minute
Country	Dedicated	Switched
Canada	*	*
United Kingdom	*	*
BVI	*	*
Italy	*	*

F.	Sprint will charge Customer a fixed Net Effective Usage Rate in the applicable amount from the table below for its Sprint Voice VPN Solutions International Toll Free Service Usage Charges from the following countries:

Per minute
Country	Dedicated	Switched
Canada	*	*
United Kingdom	*	*
Italy	*	*

G.	Sprint will waive *% of Real Time ANI Delivery Charges.

H.	Customer will receive a * % Net Effective Discount, in lieu of all other discounts, on its Sprint Voice VPN Solutions Sprint International Access per call surcharge. Customer will not receive a Discount on the per call surcharge for payphone-originated calls.

I.	Sprint will waive *% of DNIS non-recurring installation charge.

6.10	Sprint Circuit Switched Manager Services

A.	Sprint will waive *% of the non-recurring charges for Sprint Circuit-Switched Manager (for MS Windows) Service Feature (Customer-Controlled Reconfiguration (CCR) with Command Routing and Near Real-time Call Detail Record (CDR) only) and the Sprint Circuit-Switched Manager software base product.

7.	ADDITIONAL PROVISIONS –

A.

Sprint will issue a one-time * credit (“Credit”) in the 12th billing month after the Commencement Date. If Sprint terminates this Agreement due to Customer’s material breach, or Customer terminates this Agreement or ceases to use Services to a material extent (unless due to Sprint’s material failure), Customer will pay Sprint, in addition to all other charges, a prorata portion of each Credit issued. The prorata portion of a Credit will be calculated based on the number of months remaining in the Term at the time of termination, divided by the number of months in the Term. In addition, Sprint will issue no further Credits.

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Attachment B - Excluded Services

The following services shall be excluded from this Master Services Agreement to which this Attachment B is appended (“Excluded Services”) and, notwithstanding the parties’ execution of this Master Services Agreement, the Excluded Services shall continue to be governed by the terms and conditions of CSA (BSG0201-106R2) signed by Customer on March 20, 2002 and Sprint on March 22, 2002 and the First Amendment (BSG0204-118) signed by Customer on May 9, 2002 and Sprint on May 9, 2002, the agreement pursuant to which such services were originally purchased from Sprint by Customer, including but not limited to, those terms and conditions relating to Term and Pricing:

Circuit Reference ID: 00382594.001

Clearline DS1 between San Francisco, CA and Lenexa, KS

Circuit ID: 59193486

ATM/DS3 to Santa Ana, CA

Circuit ID: 59193509

ATM/DS3 to Secaucus, NJ

No. BSG0402-1193R11

Date: June 28, 2007

FIRST AMENDMENT TO SPRINT MASTER SERVICE AGREEMENT

Customer Name:	Virgin Mobile USA, LLC
Address:	2175 N. California Blvd. Walnut Creek, CA 94596

This First Amendment (BSG0402-1193R11) is made to the Master Service Agreement (BSG0209-444R4) between SPRINT COMMUNICATIONS COMPANY L.P. (“Sprint”) and Virgin Mobile USA, LLC (“Customer”), signed by Customer on January 12, 2003 and Sprint on January 24, 2003 (the “Agreement”).

The following modified and added terms and conditions are made a part of the Agreement effective on the first day of the first billing month after this First Amendment is signed by Sprint and Customer (“First Amendment Commencement Date”).

Sprint and Customer agree as follows:

1.	The Agreement is amended in Attachment A by deleting Section 3 in its entirety and replacing it as follows:

3.1	MINIMUM SERVICE COMMITMENT (“MSC”) – Customer’s Minimum Annual Commitment (“MAC”) is *.

MSC CONTRIBUTORY SERVICES – Domestic Sprint Enhanced Frame Relay, Domestic Sprint ATM, Domestic Sprint Audio Conferencing, Domestic Sprint Dedicated IP Services, Domestic Sprint Dial IP Services, Sprint Voice VPN Solutions, Sprint Circuit Switched Manager, Clearline and Sprint Interactive Toll Free Services.

Services will contribute “net”, which is calculated after all available discounts and Credits have been applied.

2.	The Agreement is amended in Attachment A by deleting Section 6.9.B in its entirety and replacing it as follows:

B.	Sprint will charge Customer a fixed Net Effective Usage Rate in the applicable amount from the table below for its interstate Sprint Voice VPN Solutions Toll Free Service Usage Charges.

Call Type	Per Minute
Dedicated	*
Switched	*

3.	The Agreement is amended in Attachment A, Section 6.9 (“Sprint Voice VPN Solutions”) with the addition of new subsection J as follows:

J.	Sprint will charge a * per ANI rate on Real Time ANI Delivery Service, capped at * annually from the First Amendment Commencement Date.

4.	The Agreement is amended in Attachment A with the addition of new sections 6.11 (“Interactive Toll Free”), 6.12 (“Enhanced Toll Free”) and 6.13 (“Clearline 45”) as follows:

6.11	Interactive Toll Free Service

A. In addition to the applicable usage rate, Sprint will charge Customer the following per-call surcharges for these Services:

1.	Stand Alone Agent Transfer (2-way): Sprint will charge Customer a fixed MRC of * per month for this feature. In addition, Sprint will determine Customer’s actual usage of this feature at the end of each quarter of the Term of this Agreement and will retroactively bill or credit, as the case may be, for the Customer’s actual usage of this feature, during that quarter, at a pre-determined per call rate of *.

2.	Stand Alone Agent Transfer (3-way): * per call Surcharge (Per-Toll Free Number, Per-Call Surcharge)

RESTRICTED

SPRINT CONFIDENTIAL & PROPRIETARY INFORMATION

No. BSG0402-1193R11

Date: June 28, 2007

FIRST AMENDMENT TO SPRINT MASTER SERVICE AGREEMENT

Customer Name:	Virgin Mobile USA, LLC
Address:	2175 North California Boulevard Walnut Creek, CA 94596

B.	Sprint will charge Customer the following NRCs for the following components of these Services:

COMPONENT	NON-RECURRING CHARGE
Stand Alone Agent Transfer Program Install	*
Stand Alone Agent Transfer 2-way Install	*
Stand Alone Agent Transfer 3-way Installation	*
Speed Dial Installation	*
Agent Transfer Report	*
Expedited Installation Charge	*
Program Change Charge	*

Sprint will waive Customer’s Interactive Toll Free Service NRCs in an amount not to exceed *.

For non-recurring charges in excess of * Sprint will charge Customer at the rates listed above.

C.	Sprint will charge Customer the following MRCs for the following features:

FEATURE	MRC
Program Service Fee	*
Voice Slot/Storage Charge	*
Daily Agent Transfer Report	*
Weekly Agent Transfer Report	*
Monthly Agent Transfer Report	*
Agent Transfer Speed Dial Storage (1-15 Codes)	*
Agent Transfer Speed Dial Storage (16-500 Codes)	*
Agent Transfer Speed Dial Storage(501-1000 Codes)	*
Agent Transfer Speed Dial Storage (1001-3000 Codes)	*

D.	In addition to the applicable usage rate, Sprint will charge Customer the following for these IATF Services:

FEATURES	RATE
Base Surcharge	*
Non-Call Referral usage	*
Call Referral	*
Agent Transfer (2-way)	*
Agent Transfer (3-way)	*
Database Routing	*

RESTRICTED

SPRINT CONFIDENTIAL & PROPRIETARY INFORMATION

No. BSG0402-1193R11

Date: June 29, 2007

FIRST AMENDMENT TO SPRINT MASTER SERVICE AGREEMENT

Customer Name:	Virgin Mobile USA, LLC
Address:	2175 N. California Blvd. Walnut Creek, CA 94596

Busy/Ring-No-Answer	*
Back to Menu	*
Caller Transfer	*
Menu/Message Replay	*
Validated Caller-Entered Codes	*
Security Codes	*
Basic Voice Recognition	*

Customer’s maximum per-call surcharge associated with the features listed above will not exceed $* per call.

E.	Sprint will charge Customer the following NRCs for Sprint Interactive Toll Free Service components:

COMPONENT	NON-RECURRING CHARGE
Program Installation	*
Installation—Agent Transfer 2-way	*
Installation—Agent Transfer 3-way	*
Sprint-Provided Voicing	*
Sprint-Provided Voicing – Foreign Language	*
Loading Voice from Tape	*
Loading Voice from Tape – Foreign Language	*
Database Installation (Includes Database Routing, Security Codes, Validated Caller-Entered Codes or Agent Transfer Speed Dial)	*
Management Reports Install (Includes Call Count, Call Referral, Voice Recognition	*
Marketing Reports Install (Includes Menu, Code, Survey Program Summary)	*
Raw Data Reports	*
Expedited Installation Charges	*
Feature Change Charge	*

Sprint will waive Customer’s Interactive Toll Free Service NRCs in an amount not to exceed *.

For non-recurring charges in excess of * Sprint will charge Customer at the rates listed above.

F.	Sprint will charge Customer the fixed MRCs set out below for Interactive Toll Free Service features:

FEATURE	MRC
Program Charge	*
Voice Slot/Storage Charge	*
Daily Reports	*
Weekly Reports	*
Monthly Reports	*
Agent Transfer Speed Dial (1-15 Codes)	*
Agent Transfer Speed Dial (16-500 Codes)	*
Agent Transfer Speed Dial (501-1000 Codes)	*
Agent Transfer Speed Dial (1001-3000 Codes)	*

RESTRICTED

SPRINT CONFIDENTIAL & PROPRIETARY INFORMATION

No. BSG0402-1193R11

Date: June 28, 2007

FIRST AMENDMENT TO SPRINT MASTER SERVICE AGREEMENT

Customer Name:	Virgin Mobile USA, LLC
Address:	2175 N. California Blvd. Walnut Creek, CA 94596

6.12 Enhanced Toll Free

Sprint will waive the following charges for these Enhanced Toll Free Features:

A.	*% of the Enhanced Routing non-recurring installation charges for Area Code Routing, Call Allocation, Day of Week Routing, Day of Year Routing, Time of Day Routing, and Area Code/Exchange Routing.

B.	*% of the Enhanced Toll Free Change charges for Area Code Routing, Call Allocation, Day of Week Routing, Day of Year Routing, Time of Day Routing, and Area Code/Exchange Routing.

C.	*% of the MRCs for Enhanced Toll Free Routing Sets.

D.	*% of the non-recurring installation charges for Enhanced Toll Free Command Routing.

6.13 Clearline 45

A.	Sprint will charge Customer a fixed MRC for each Clearline 45 “Site” at the NPA-NXX listed below, that, at Customer’s request, is installed or in service during the Term. For purposes of this paragraph, a “Site” includes: one T-3 local access line (including ACF and COC MRCs); 1 Clearline 45 circuit. NPA-NXX includes any successor NPA-NXX due to the introduction of new area code. Customer is not eligible to receive the standard Schedule Term/Volume Discounts. For those sites priced in this Section, the entire MRC will contribute to Customer’s MAC.

ORIGINATION			TERMINATION
City	State	NPA-NXX	City	State	NPA-NXX	MRC
Sacramento	CA	916-636	Colorado Springs	CO	719-265	*
Sacramento	CA	916-636	Spokane	WA	509-893	*

6.14 Sprint Plus Services

A.	Sprint Plus Services (“SPS”) includes a wide range of professional consulting services which Customer may elect, including Network and System Engineers (NEs/SEs), Network Service Managers (NSMs), Technical Application Consultants (TACs), Program Managers, Customer Service and other support organizations. The charges are typically specified at an hourly rate based on the type of SPS service. No discounts or special pricing will apply to SPS, except as specified in this Agreement or the applicable Statement of Work (“SOW”). If a conflict exists between the SOW and this Agreement, this Agreement will control. The pricing below is for Domestic engagements only. Customer must comply with the Sprint Plus Services Product Annex, which is incorporated into this Agreement by this reference.

B.	Sprint will charge Customer a fixed hourly charge for SPS based on the type of professional services provide as shown in the table below:

Sprint Engineers	*	Two (2) hour minimum*

Certified Program Managers	*	Two (2) hour minimum*

Network Service Managers	*	Two (2) hour minimum*

Program Managers	*	Two (2) hour minimum*

Technical Application Consultants	*	Two (2) hour minimum*

CPE Technicians	*	Two (2) hour minimum*

RESTRICTED

SPRINT CONFIDENTIAL & PROPRIETARY INFORMATION

No. BSG0402-1193R11

Date: June 28, 2007

FIRST AMENDMENT TO SPRINT MASTER SERVICE AGREEMENT

Customer Name:	Virgin Mobile USA, LLC
Address:	2175 N. California Blvd. Walnut Creek, CA 94596

*To receive SPS, Customer must sign a SOW, which includes the project purpose, scope of work to be performed, targeted project schedule and deliverables, as applicable. The hourly rates do not include travel expenses, which will be billed to Customer in addition to the professional services rates specified above or in the SOW.

5.	The Agreement is amended in Attachment A, Section 6.3 by adding new subsection J as follows:

J.	Customer will receive a fixed $200 MRC on its Domestic Sprint ISDN PRI D channel MRCs for circuits installed or in service during the Term.

6.	The Agreement is amended by deleting Sections 6.3.A, 6.3.B, 6.3.C, and 6.3.D in Attachment A in their entirety and replacing them as follows:

A.	Sprint will charge Customer a fixed MRC in the applicable amount from the table below for each Sprint-provided, Domestic Sprint Enhanced Frame Relay, Domestic Sprint IP Dedicated Services, Domestic Sprint ATM, and voice T-1 local access line (including ACF and COC charges) at an NPA-NXX in the table below installed or in service during the Term. Local access lines priced in this subsection are not eligible for Schedule Access Term Plan Discounts.

NPA- NXX	MRC
913-859	*
415-932	*
760-476	*
916-733	*
317-707	*
509-893	*
908-607	*
916-636	*
925-927	*
925-210	*

B.	Sprint will charge Customer a fixed MRC in the applicable amount from the table below for each Sprint-provided, Domestic Sprint Enhanced Frame Relay, Domestic Sprint ATM, Domestic Sprint IP Dedicated Services, and voice T-3 local access line (including ACF and COC charges) at an NPA-NXX in the table below installed or in service during the Term. Local access lines priced in this subsection are not eligible for Schedule Access Term Plan Discounts.

NPA- NXX	MRC
913-859	*
916-733	*
913-636	*
760-476	*
816-965	*
201-422	*
714-558	*
908-607	*

RESTRICTED

SPRINT CONFIDENTIAL & PROPRIETARY INFORMATION

No. BSG0402-1193R11

Date: June 28, 2007

FIRST AMENDMENT TO SPRINT MASTER SERVICE AGREEMENT

Customer Name:	Virgin Mobile USA, LLC
Address:	2175 N. California Blvd. Walnut Creek, CA 94596

916-636	*
816-956	*
925-932	*
415-932	*
317-707	*
925-935	*
509-893	*
925-287	*
925-927	*
925-210	*

C.	Sprint will charge Customer a fixed MRC in the applicable amount from the table below for each Sprint-provided, Domestic Sprint ATM and Domestic Sprint IP Dedicated Services OC3 local access line (including ACF and COC charges) at an NPA-NXX in the table below installed or in service during the Term. Local access lines priced in this subsection are not eligible for Schedule Access Term Plan Discounts.

NPA-NXX	MRC
916-636	*
925-927	*
925-210	*
916-636	*
760-476	*
916-733	*
913-859	*
816-956	*

D.	Sprint will charge Customer a fixed MRC in the applicable amount from the table below for each Sprint-provided, Domestic Sprint ATM and Domestic Sprint IP Dedicated Services OC12 local access line (including ACF and COC charges) at an NPA-NXX in the table below installed or in service during the Term. Local access lines priced in this subsection are not eligible for Schedule Access Term Plan Discounts.

NPA-NXX	MRC
916-636	*
925-927	*
925-210	*
916-636	*
760-476	*
916-733	*
913-859	*
816-956	*

RESTRICTED

SPRINT CONFIDENTIAL & PROPRIETARY INFORMATION

No. BSG0402-1193R11

Date: June 28, 2007

FIRST AMENDMENT TO SPRINT MASTER SERVICE AGREEMENT

Customer Name:	Virgin Mobile USA, LLC
Address:	2175 N. California Blvd. Walnut Creek, CA 94596

7.	The Agreement is amended by deleting Attachment A, Section 6.1.C.1 in its entirety and replacing it as follows:

1.	Sprint will charge Customer a fixed MRC for each Domestic Sprint ATM port in the applicable amount from the table below:

Sprint Port Bandwidth	MRC per Port
DS1	*
DS3	*
OC3	*
OC12	*

8.	The Agreement is amended by deleting 6.4.A.3 in Attachment A in its entirety and replacing it as follows:

2.	Sprint will waive up to * of T-3 local access line installation charges (including non-recurring COC and ACF charges) for each Sprint-provided, Sprint ATM Service (installed Domestically) T-3 local access line installed during the Term. Customer will use each Sprint-provided, Domestic T-3 local access line for the number of months equal to the applicable Order term for that local access line. If Customer disconnects a Sprint-provided, Domestic T-3 local access line before the end of its applicable Order term, Customer will pay Sprint an amount equal to the MRC for that local access line, multiplied by the number of months remaining in the Order term.

9.	The Agreement is amended in Section 6.4.A in Attachment A with the addition of new subsection 11 as follows:

11.	Sprint will waive up to * of OC3 local access line installation charges (including non-recurring COC and ACF charges) for each Sprint-provided, Sprint ATM Service (installed Domestically) OC3 local access line installed during the Term.

10.	The Agreement is amended by deleting Section 6.1.C.5 in its entirety and replacing it as follows:

5.	Sprint will charge Customer a fixed MRC per SCR increment in the applicable amount from the table below, for each one-way Domestic Sprint ATM PVC. For PVCs with SCR less than 3Mbps, Sprint will charge Customer in 64Kbps increments. For PVCs with SCR greater than or equal to 3Mbps, Sprint will charge Customer in 1Mbps increments.

SERVICE CATEGORY	MINIMUM MONTHLY PER 64 KBPS SCR PVC CHARGE (LESS THAN 3 MBPS PVC)	MINIMUM MONTHLY PER 1 MBPS SCR PVC CHARGE (AT LEAST 3MBPS PVC)
CBR	*	*
VBR-rt	*	*
VBR-nrt	*	*

11.	All other terms and conditions in the Agreement, not amended above, will remain in effect. This Amendment and any information concerning its terms and conditions are Sprint’s proprietary information and are governed by the parties’ nondisclosure agreement. Alterations to this Amendment will not be valid unless accepted in writing by a Sprint officer or authorized designee. To become effective, this Amendment must be:

11.1	Signed by a Customer representative;

11.2	Delivered to Sprint on or before May 30, 2004; and

11.3	Signed by a Sprint officer or authorized designee.

RESTRICTED

SPRINT CONFIDENTIAL & PROPRIETARY INFORMATION

No. BSG0402-1193R11

Date: June 28, 2007

FIRST AMENDMENT TO SPRINT MASTER SERVICE AGREEMENT

Customer Name:	Virgin Mobile USA, LLC
Address:	2175 N. California Blvd. Walnut Creek, CA 94596

VIRGIN MOBILE USA, L.L.C.		SPRINT

By:	/s/ Daniel H. Schulman	By:	/s/ Kevin Kunkel
Name:	Daniel H. Schulman	Name:	Kevin Kunkel
Title:	Chief Executive Officer	Title:	VP

Date:	6/24/04	Date:	7/2/04
Address:	10 Independence Blvd. Warren, NJ 07059	Address:	CM, CA

RESTRICTED

SPRINT CONFIDENTIAL & PROPRIETARY INFORMATION

No. BSG0505-0658

Date: June 29, 2007

SECOND AMENDMENT TO SPRINT MASTER SERVICE AGREEMENT

Customer Name:	Virgin Mobile USA, LLC
Address:	2185 N. California Blvd. Walnut Creek, CA 94596

This Second Amendment (BSG0505-0658) is made to the Master Service Agreement (BSG0209-444R4) between SPRINT COMMUNICATIONS COMPANY L.P. (“Sprint”) and Virgin Mobile USA, LLC (“Customer”), signed by Customer on January 12, 2003 and Sprint on January 24, 2003 (the “Agreement”) as amended by:

AMENDMENT NUMBER	BSG #	CUSTOMER SIGNATURE DATE	SPRINT SIGNATURE DATE
FIRST	BSG0402-1193R4	June 24, 2004	July 2, 2004

The following modified and added terms and conditions are made a part of the Agreement effective on the first day of the first billing month after this Second Amendment is signed by Sprint and Customer (“Second Amendment Commencement Date”).

Sprint and Customer agree as follows:

1.	The Agreement is amended in Attachment A, Section 6.9 by adding new subsections 6.9.K and 6.9.L:

K.	Billing for Fixed Rate Voice Services. *

L.	Sprint will issue a retrocredit from September 2004 to April 2005 in order to credit the Customer the difference between the old billing rounding methodology and the new billing rounding methodology (including taxes).

2.	All other terms and conditions in the Agreement, not amended above, will remain in effect. This Amendment and any information concerning its terms and conditions are Sprint’s proprietary information and are governed by the parties’ nondisclosure agreement. Alterations to this Amendment will not be valid unless accepted in writing by a Sprint officer or authorized designee. To become effective, this Amendment must be:

11.1	Signed by a Customer representative;

11.2 Delivered to Sprint on or before May 20, 2005; and

11.3 Signed by a Sprint officer or authorized designee.

Virgin Mobile USA, L.L.C.		SPRINT COMMUNICATIONS COMPANY L.P

By:	/s/ Michael Parks	By:	/s/ Dale Miller

Name:	Michael Parks	Name:	Dale Miller

Title:	CIO	Title:	Director, Sales

Date:	May 19, 2005	Date:	May 20, 2005

Address:	2185 N. California Blvd.	Address:

Walnut Creek, CA 94596

RESTRICTED

SPRINT CONFIDENTIAL & PROPRIETARY INFORMATION

No. BSG0510-0656

Date: June 28, 2007

THIRD AMENDMENT TO SPRINT MASTER SERVICE AGREEMENT

Customer Name:	Virgin Mobile USA, LLC
Address:	2175 N. California Blvd. Walnut Creek, CA 94596

This Third Amendment (BSG0510—0656) is made to the Master Service Agreement (BSG0209-444R4) between SPRINT COMMUNICATIONS COMPANY L.P. (“Sprint”) and Virgin Mobile USA, LLC (“Customer”), signed by Customer on January 12, 2003 and Sprint on January 24, 2003 (the “Agreement”) as amended by:

AMENDMENT NUMBER	BSG #	CUSTOMER SIGNATURE DATE	SPRINT SIGNATURE DATE
FIRST	BSG0402-1193R14	June 24, 2004	July 2, 2004
SECOND	BSG0505-0658	May 19, 2005	May 20, 2005

The following modified and added terms and conditions are made a part of the Agreement effective on the first day of the first billing month after this Third Amendment is signed by Sprint and Customer (“Third Amendment Commencement Date”).

Sprint and Customer agree as follows:

1.	The Agreement is amended in Attachment A, Section 7 (“Additional Provisions”) by adding new subsections B and C.

B.	Sprint will charge Customer a one-time fee of * for three ISE software licenses for a two year Term.

C.

Sprint will issue a * credit (“Credit”) for PG-less DNR products in the 2nd billing month after the Fourth Amendment Commencement Date. This Credit is contingent on Customer signing a renewal agreement, with a 24 month term that covers all existing Sprint Products and Services except for Excluded Services, within 90 days of the Second Amendment Commencement Date. If Sprint terminates this Agreement due to Customer’s material breach or Customer terminates this Agreement or ceases to use Services to a material extent (without cause) before the end of the Term or Customer fails to sign the 24 month renewal agreement within the 90 day period, them Customer will pay the Credit back to Sprint in full.

REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

RESTRICTED

SPRINT CONFIDENTIAL & PROPRIETARY INFORMATION

No. BSG0510-0656

Date: June 28, 2007

THIRD AMENDMENT TO SPRINT MASTER SERVICE AGREEMENT

Customer Name:	Virgin Mobile USA, LLC
Address:	2175 N. California Blvd. Walnut Creek, CA 94596

2.	All other terms and conditions in the Agreement, not amended above, will remain in effect. This Amendment and any information concerning its terms and conditions are Sprint’s proprietary information and are governed by the parties’ nondisclosure agreement. Alterations to this Amendment will not be valid unless accepted in writing by a Sprint officer or authorized designee. To become effective, this Amendment must be:

2.1 Signed by a Customer representative;

2.2 Delivered to Sprint on or before November 13, 2005; and

2.3 Signed by a Sprint officer or authorized designee.

VIRGIN MOBILE USA		SPRINT COMMUNICATIONS COMPANY L.P.

By:	/s/ Daniel H. Schulman	By:	/s/ Dale Miller

Name:	Daniel H. Schulman	Name:	Dale Miller

Title:	Chief Executive Officer	Title:	Sales Director

Date	11/ 11/05	Date	11/15/05

Address	10 Independence Blvd.	Address	150 Spear St. 14th Floor.

	Warren, NJ 07059		San Francisco, CA 94105

RESTRICTED

SPRINT CONFIDENTIAL & PROPRIETARY INFORMATION

No. BSG0406-1218R17

Date: June 28, 2007

FOURTH AMENDMENT TO SPRINT MASTER SERVICE AGREEMENT

Customer Name:	Virgin Mobile USA, L.L.C.
Address:	2175 North California Boulevard Walnut Creek, CA 94596

This Fourth Amendment (BSG0406-1218R17) is made to the Sprint Master Service Agreement (BSG0209-444R4) between SPRINT COMMUNICATIONS COMPANY L.P. as sales agent on behalf of the applicable non-Sprint entity identified in the attachment containing Conferencing Services Pricing (“Sprint”) and Virgin Mobile USA, L.L.C. (“Customer”), signed by Customer on January 12, 2003 and Sprint on January 24, 2003 (the “Agreement”), as amended by:

AMENDMENT NUMBER	BSG #	CUSTOMER SIGNATURE DATE	SPRINT SIGNATURE DATE
FIRST	BSG0402-1193R14	June 24, 2004	July 2, 2004
SECOND	BSG0505-0658	May 19, 2005	May 20, 2005
THIRD	BSG0510-0656	At or Around November 11, 2005	At or Around November 15, 2005

The term “Agreement” as referred to here includes all changes incorporated by previous amendments. The following modified and added terms and conditions are made a part of the Agreement effective on the first day of the first billing month after this Fourth Amendment is signed by Sprint and Customer (“Fourth Amendment Commencement Date”).

Sprint and Customer agree as follows:

1.	The Agreement is amended in Master Service Agreement by deleting Section 2 in its entirety and replacing it as follows:

1.	TERM. The Term of this Agreement is 24 months from the Fourth Amendment Commencement Date (the “Commencement Date”). If both parties sign this Agreement and it is returned to Sprint at least 16 days before the first day of the next billing month, the Commencement Date of the Term will be that next billing month’s first day. Otherwise, the Commencement Date will be the first day of the second billing month after both parties have signed this Agreement. The date Sprint will begin providing Services is found in the Attachments or applicable Order. Alterations to this Agreement are not valid unless accepted in writing by both party’s officers or authorized designees. If Customer continues to receive Services after termination of this Agreement, Sprint will provide those Services at its standard list, Schedule or Tariff pricing, unless the parties otherwise agree in writing. Certain Service elements may require an Order term of 1, 2, or 3 years. Individual Order terms may extend beyond the Term of this Agreement. For each Service element that requires an Order term and is installed before the end of the Term, Customer will receive the applicable pricing in this Agreement until the end of the individual Order term for that Service element.

2.	The Agreement is amended in Master Service Agreement by deleting Section 3 in its entirety and replacing it as follows:

3.	ATTACHMENTS. The following attachments are incorporated into this Agreement by this reference:

Attachment A: Customer Service Agreement

Attachment B: Excluded Services

Attachment C: PCS Pricing (Service Plan Addendum)

Attachment D: Subsidiaries and Affiliates

Attachment E: Conferencing Services provided by InterCall, Inc.:

Attachment F: Affiliates Enrollment Form

3.	The Agreement is amended in Attachment A by deleting Section 1 in its entirety and replacing it as follows:

1.	TERM –The Term is 24 months after the Fourth Amendment Commencement Date as defined herein.

Sprint Proprietary Information	Data CSA1001

No. BSG0406-1218R17

Date: June 28, 2007

FOURTH AMENDMENT TO SPRINT MASTER SERVICE AGREEMENT

Customer Name:	Virgin Mobile USA, L.L.C.
Address:	2175 North California Boulevard Walnut Creek, CA 94596

4.	The Agreement is amended in Attachment A by deleting Section 3 in its entirety and replacing it as follows:

3.1	MINIMUM SERVICE COMMITMENT (“MSC”) – Customer’s Minimum Annual Commitment (“MAC”) after the Fourth Amendment Commencement Date is *.

MSC CONTRIBUTORY SERVICES – Domestic Sprint Enhanced Frame Relay, Domestic Sprint ATM, Domestic Sprint Audio Conferencing, provided by InterCall, Inc., Domestic Sprint Dedicated IP Services, Domestic Sprint Dial IP Services, Sprint Voice VPN Solutions, Sprint Circuit Switched Manager, Clearline and Sprint Interactive Toll Free Services, Access

Services will contribute “net”, which is calculated after all available discounts and Credits have been applied.

5.	The Agreement is amended in Attachment A, Section 2 with the addition of the following services: Clearline and CPE.

6.	The Agreement is amended by deleting Attachment A, Section 6.1.C.1 in its entirety and replacing it as follows:

1.	Sprint will charge Customer a fixed MRC for each Domestic Sprint ATM port in the applicable amount from the table below:

Sprint Port Bandwidth	MRC per Port
DS1	*
DS3	*
OC3	*
OC12	*

7.	The Agreement is amended by deleting Section 6.2 in Attachment A in its entirety and replacing it as follows:

6.2 Sprint Domestic Enhanced Frame Relay

A.	Sprint will charge Customer a fixed MRC in the applicable amount from the table below for each Domestic Sprint Enhanced Frame Relay Service port installed or in service during the Term. Customer is not eligible for standard Schedule Term/Volume Discounts.

Port Bandwidth	MRC per Port
56/64 Kbps	*
224/256 Kbps	*
1,344/1,536 Kbps	*
DS3	*

B.	Sprint will charge Customer a fixed MRC in the applicable amount from the table below for each Domestic Sprint Enhanced Frame Relay Service zero-CIR LAN PVC installed or in service during the Term. Customer is not eligible for standard Schedule Term/Volume Discounts. Pricing for the zero-CIR LAN PVC is determined based upon the lesser of the two ports connected by the PVC.

PVC	Port Speed	MRC per PVC
zero-CIR LAN PVC	56/64 Kbps	*
zero-CIR LAN PVC	224/256 Kbps	*
zero-CIR LAN PVC	1,344/1,536 Kbps	*
zero-CIR LAN PVC	45Mbps	*

Sprint Proprietary Information	Data CSA1001

No. BSG0406-1218R17

Date: June 28, 2007

FOURTH AMENDMENT TO SPRINT MASTER SERVICE AGREEMENT

Customer Name:	Virgin Mobile USA, L.L.C.
Address:	2175 North California Boulevard Walnut Creek, CA 94596

8.	The Agreement is amended by deleting Section 6.3.A, 6.3.B, 6.3.C, 6.3.D, 6.3.E in Attachment A in their entirety and replacing them as follows:

A.	Sprint will charge Customer a fixed MRC in the applicable amount from the table below for each Sprint-provided, Domestic Sprint Enhanced Frame Relay, Domestic Sprint IP Dedicated Services, Domestic Sprint ATM, Clearline 1.5, and voice T-1 local access line (including ACF and COC charges) at an NPA-NXX in the table below installed or in service during the Term. Local access lines priced in this subsection are not eligible for Schedule Access Term Plan Discounts.

NPA-NXX	MRC
913-859	*
415-932	*
760-476	*
916-733	*
317-707	*
509-893	*
908-607	*
916-636	*
925-927	*
925-210	*
719-265	*
918-376	*
918-272	*
918-939	*
972-729	*
505-724	*
386-754	*
408-454	*
267-685	*
916-636	*

B.	Sprint will charge Customer a fixed MRC in the applicable amount from the table below for each Sprint-provided, Domestic Sprint Enhanced Frame Relay, Domestic Sprint ATM, Domestic Sprint IP Dedicated Services, Clearline 45, and voice T-3 local access line (including ACF and COC charges) at an NPA-NXX in the table below installed or in service during the Term. Local access lines priced in this subsection are not eligible for Schedule Access Term Plan Discounts.

NPA-NXX	MRC
913-859	*
916-733	*
913-636	*
760-476	*
816-965	*
201-422	*
714-558	*

Sprint Proprietary Information	Data CSA1001

No. BSG0406-1218R17

Date: June 28, 2007

FOURTH AMENDMENT TO SPRINT MASTER SERVICE AGREEMENT

Customer Name:	Virgin Mobile USA, L.L.C.
Address:	2175 North California Boulevard Walnut Creek, CA 94596

908-607	*
916-636	*
816-956	*
925-932	*
415-932	*
317-707	*
925-935	*
509-893	*
925-287	*
925-927	*
925-210	*
719-265	*
918-376	*
918-272	*
918-939	*
386-754	*
505-724	*
408-454	*
916-636	*

C.	Sprint will charge Customer a fixed MRC in the applicable amount from the table below for each Sprint-provided, Domestic OC3 local access line (including ACF and COC charges) at an NPA-NXX in the table below installed or in service during the Term. Local access lines priced in this subsection are not eligible for Schedule Access Term Plan Discounts.

NPA-NXX	MRC
916-636	*
925-927	*
925-210	*
916-636	*
760-476	*
916-733	*
913-859	*
816-956	*
719-265	*
918-376	*
918-272	*
918-939	*
408-454	*
916-636	*
303-574	*

D.	Sprint will charge Customer a fixed MRC in the applicable amount from the table below for each Sprint-provided, Domestic OC12 local access line (including ACF and COC charges) at an NPA-NXX in the table below installed or in service during the Term. Local access lines priced in this subsection are not eligible for Schedule Access Term Plan Discounts.

Sprint Proprietary Information	Data CSA1001

No. BSG0406-1218R17

Date: June 28, 2007

FOURTH AMENDMENT TO SPRINT MASTER SERVICE AGREEMENT

Customer Name:	Virgin Mobile USA, L.L.C.
Address:	2175 North California Boulevard Walnut Creek, CA 94596

NPA-NXX	MRC
916-636	*
408-454	*
918-376	*
918-272	*
916-636	*

E.	Sprint will waive 100% of the monthly recurring ACF and COC monthly recurring charges on Sprint-provided, Domestic T1, T3, OC3 and OC12 local access lines installed or in service during the term.

9.	The Agreement is amended in Attachment A, Section 6.3 (“Access”) by adding a new subsection J as follows:

J.	Sprint will charge Customer a fixed MRC in the applicable amount from the table below for each Sprint-provided, Domestic Sprint Enhanced Frame Relay, Domestic Sprint IP Dedicated Services, Domestic Sprint ATM, Clearline 1.5, and voice T-1 local access line (including ACF and COC charges) at an NPA-NXX in the table below installed or in service during the Term. Local access lines priced in this subsection are not eligible for Schedule Access Term Plan Discounts. The NPA-NXXs in the table below can be billed for the time active in the system less than the minimum of 90 days.

NPA-NXX	MRC
205-487	*
702-269	*
716-871	*
828-277	*
985-730	*

10.	The Agreement is amended by deleting Attachment A, Section 6.6.in its entirety

11.	The Agreement is amended by deleting Attachment A, Section 6.7.A in its entirety and replacing it as follows:

A.	Domestic Sprint IP Services consist of Internet (public) and Intranet (corporate LAN) network access that allows remote users to dial-in (via local or toll-free access) to hosts or other resources available on these networks. These Services are provided under this Agreement and the Sprint IP Services Standard Terms and Conditions (incorporated into this Agreement). If Customer is or becomes an Internet Service Provider (“ISP”), Sprint’s terms and conditions for ISPs will apply.

Sprint will charge Customer a fixed MRC in the applicable amount from the table below for each Domestic Sprint IP Dedicated port with an individual Order term of 3 years or longer, installed or in service during the Term. Orders for IMUX, MMb, FDS3, DS3 (45Mbps), OC3, and OC12 Sprint IP Dedicated ports are subject to availability and will be accepted in Sprint’s discretion.

Port Bandwidth	3 Year Order Term MRC
1344/1536 kbps	*
45 Mbps	*
OC3	*

Sprint Proprietary Information	Data CSA1001

No. BSG0406-1218R17

Date: June 28, 2007

FOURTH AMENDMENT TO SPRINT MASTER SERVICE AGREEMENT

Customer Name:	Virgin Mobile USA, L.L.C.
Address:	2175 North California Boulevard Walnut Creek, CA 94596

12.	The Agreement is amended in Attachment A, Section 6.7 with the addition of new subsections C & D as follows:

(C)	In addition to fixed rate Dedicated IP Ports, Sprint offers Burstable Ports. Monthly charges for Burstable IP Ports will fluctuate based on the customer’s sustained utilization.

(1)	Sprint will determine Customer’s Port utilization and charges at the end of each month. Port utilization is calculated as follows:

a.	All ingress and egress traffic will be measured in 5-minute intervals (“Measurement Values”).

b.	All Ingress Measurement Values for the billing period will be ranked from highest to lowest, and the top 5% of the Measurement Values will be discarded.

c.	All Egress Measurement Values for the billing period will be ranked from highest to lowest, and the top 5% of the Measurement Values will be discarded.

d.	The next highest Measurement Value (the higher of Ingress or Egress), after discarding the top 5%, will be the 95th percentile Port utilization.

e.	The 95th Percentile Port utilization value of the higher of either Ingress or Egress will be used to determine the customer’s monthly charge in conjunction with the applicable pricing table inthis Agreement. Customers’ Monthly Charges will be determined solely by Sprint’s utilization data.

(2)	For purposes of computing termination liability for early termination of an Order term associated with Sprint Dedicated IP Burstable Service, the MRC for each of the remaining months of the Term will be equal to the minimum MRC per Port set forth in Subsection 1 above.

(3)	The Port Utilizations charges and MRCs do not include charges for local access facilities, customer premises equipment, and other charges described in this Agreement. Charges for local access facilities are in Sprint Schedule No. 8. Customer is not eligible for standard Order term discounts. If Customer’s Sprint IP Dedicated Port resides in a Sprint Shared Tenant facility, Customer is responsible for cross-connect charges to the Sprint Shared Tenant facility.

(D)	For Burstable Service, Sprint will provide Customer with a full Sprint IP Dedicated Port at a given bandwidth and will charge Customer a variable MRC based on Customer’s Port utilization.

(1)	Sprint will charge Customer a fixed Port reservation MRC plus a charge for each Meg of Domestic Sprint 100 Mbps IP Dedicated Per Meg Burstable Port based on Customer’s Port utilization as determined by Sprint, with an individual Order term of 1 year or longer, installed or in service during the Term in the applicable amounts from the table below:

Port Bandwidth	1 Year Order Term Port Reservation MRC per Port	1 Year Order Term Usage Charge Per Meg
100 Mbps	*	*

Sprint Proprietary Information	Data CSA1001

No. BSG0406-1218R17

Date: June 28, 2007

FOURTH AMENDMENT TO SPRINT MASTER SERVICE AGREEMENT

Customer Name:	Virgin Mobile USA, L.L.C.
Address:	2175 North California Boulevard Walnut Creek, CA 94596

(2)	If Customer’s Domestic Sprint 100Mbps IP Dedicated Per Meg Burstable Port falls below an average quarterly utilization of 20% of the Port bandwidth, Sprint reserves the right to disconnect the Port. The Customer will be notified in writing within 30 days of the disconnection.

(3)	Sprint will charge Customer a fixed Port reservation MRC plus a charge for each Meg of Domestic Sprint OC3 (155 Mbps) IP Dedicated Per Meg Burstable Port based on Customer’s Port utilization as determined by Sprint, with an individual Order term of 1 year or longer, installed or in service during the Term in the applicable amounts from the table below:

Port Bandwidth	1 Year Order Term Port Reservation MRC per Port	1 Year Order Term Usage Charge Per Meg
OC3 (155 Mbps)	*	*

(4)	If Customer’s Domestic Sprint OC3 (155 Mbps) IP Dedicated Per Meg Burstable Port falls below an average quarterly utilization of 20% of the Port bandwidth, Sprint reserves the right to disconnect the Port. The Customer will be notified in writing within 30 days of the disconnection.

(5)	Sprint will charge Customer a fixed Port reservation MRC plus a charge for each Meg of Domestic Sprint OC12 (622 Mbps) IP Dedicated Per Meg Burstable Port based on Customer’s Port utilization as determined by Sprint, with an individual Order term of 1 year or longer, installed or in service during the Term in the applicable amounts from the table below:

Port Bandwidth	1 Year Order Term Port Reservation MRC per Port	1 Year Order Term Usage Charge Per Meg
OC12 (622 Mbps)	*	*

(6)	If Customer’s Domestic Sprint OC12 (622 Mbps) IP Dedicated Per Meg Burstable Port falls below an average quarterly utilization of 20% of the Port bandwidth, Sprint reserves the right to disconnect the Port. The Customer will be notified in writing within 30 days of the disconnection.

(7)	Sprint will charge Customer a fixed Port reservation MRC plus a charge for each Meg of Domestic Sprint 1,000 Mbps IP Dedicated Per Meg Burstable Port based on Customer’s Port utilization as determined by Sprint, with an individual Order term of 1 year or longer, installed or in service during the Term in the applicable amounts from the table below:

Port Bandwidth	1 Year Order Term Port Reservation MRC per Port	1 Year Order Term Usage Charge Per Meg
1,000 Mbps	*	*

(8)	If Customer’s Domestic Sprint 100 Mbps IP Dedicated Per Meg Burstable Port falls below an average quarterly utilization of 20% of the Port bandwidth, Sprint reserves the right to disconnect the Port. The Customer will be notified in writing within 30 days of the disconnection

13.	The Agreement is amended in Attachment A by deleting Section 6.9.B in its entirety and replacing it as follows:

B.	Sprint will charge Customer a fixed Net Effective Usage Rate for its interstate Toll Free Service Usage Charges in the applicable amount from the table below. Customer will bill at the * Annual Minute Commitment Tier. If Customer does not achieve the Minimum Annual Minute Commitment level that they signed up for then the Customer will be billed a debit for the difference between their current rate and the rate that the Customer should have been billed at per the table below at the end of the Contract Year. If Customer exceeds their * Minimum Annual Minute Commitment Tier then Customer will receive a credit for the difference between their current rate and the rate that they should have been billed at per the table below at the end of the Contract Year.

Sprint Proprietary Information	Data CSA1001

No. BSG0406-1218R17

Date: June 28, 2007

FOURTH AMENDMENT TO SPRINT MASTER SERVICE AGREEMENT

Customer Name:	Virgin Mobile USA, L.L.C.
Address:	2175 N. California Boulevard Walnut Creek, CA 94596

Price Per Minute
Customer’s Annual Minute Tier	Dedicated	Switched
0 – 120,000,000	*	*
120,000,000 – 129,999,999	*	*
130,000,000 – 240,000,000	*	*
240,000,001 – 540,000,000	*	*
540,000,001 – 780,000,000	*	*
780,000,001 +	*	*

14.	The Agreement is amended by deleting Sections 6.9.E and 6.9.F in Attachment A in their entirety and replacing it as follows:

E.	Sprint will charge Customer a fixed Net Effective Usage Rate in the applicable amount from the table below for its international (Domestic origination) Sprint Voice VPN Solutions and Sprint Voice VPN Solutions FONCARD Service Usage Charges to the following countries:

Per minute
Country	Dedicated	Switched
Canada	*	*
United Kingdom	*	*
BVI	*	*
Italy	*	*
India	*	*

F.	Sprint will charge Customer a fixed Net Effective Usage Rate in the applicable amount from the table below for its Sprint Voice VPN Solutions International Toll Free Service Usage Charges from the following countries:

Per minute
Country	Dedicated	Switched
Canada	*	*
United Kingdom	*	*
Italy	*	*
India	*	*

15.	The Agreement is amended by deleting Section 6.9.G in Attachment A in its entirety.

16.	The Agreement is amended in Attachment A, Section 6.9 with the addition of new subsection L as follows:

L.	Sprint will charge customer a * per call surcharge for payphone originated interstate and intrastate calls.

17.	The Agreement is amended in Attachment A, Sections 6.11.D with the addition of the following language:

1.	A non-call referral program with one voice slot will be charged a per-call surcharge of */call and no usage.

2.	A non-call referral program with 2 voice slots will be charged a per-call surcharge of */call and no usage.

Sprint Proprietary Information	Data CSA1001

No. BSG0406-1218R17

Date: June 28, 2007

FOURTH AMENDMENT TO SPRINT MASTER SERVICE AGREEMENT

Customer Name:	Virgin Mobile USA, L.L.C.
Address:	2175 North California Boulevard Walnut Creek, CA 94596

*The	number of minutes used to contribute to the Customer’s Annual Minute Tier listed in Section 6.9 will include numbers one and two listed above.
**	The base surcharge will not apply to numbers 1 and 2 listed above.

18.	The Agreement is amended in Attachment A by deleting Section 6.13.A and replacing it as follows:

A.	Sprint will charge Customer a fixed MRC for each Clearline 45 “Site” at the NPA-NXX listed below, that, at Customer’s request, is installed or in service during the Term. For purposes of this paragraph, a “Site” includes: one T-3 local access line (including ACF and COC MRCs); 1 Clearline 45 circuit. NPA-NXX includes any successor NPA-NXX due to the introduction of new area code. Customer is not eligible to receive the standard Schedule Term/Volume Discounts. For those sites priced in this Section, the entire MRC will contribute to Customer’s MAC.

ORIGINATION			TERMINATION
City	State	NPA-NXX	City	State	NPA-NXX	MRC
Sacramento	CA	916-636	Colorado Springs	CO	719-265	*
Sacramento	CA	916-636	Spokane	WA	509-893	*
Sacramento	CA	916-636	Tulsa	OK	918-939	*
Sacramento	CA	916-636	Tulsa	OK	918-376	*
Sacramento	CA	916-636	Tulsa	OK	918-272	*

19.	The Agreement is amended in Attachment A, Section 6.13 with the addition of a new subsections B and C as follows:

B.	Sprint will charge Customer a fixed MRC per IXC circuit mile (subject to a minimum monthly charge per circuit) for the interexchange portion of each interstate Clearline 1.5 private line circuit ,with an individual Order term of 1 year or longer, installed during the Term in the applicable amount from the table below:

Circuit Length	MRC Per IXC Circuit Mile	Minimum Monthly Charge Per Circuit
0 - 500 miles	*	*
500 – 999 miles	*	*
1,000 + miles	*	*

Customer certifies that at least 10% of the traffic carried on its Sprint services network (e.g., Voice, Frame Relay, IP, etc) purchased under this Agreement will be interstate origination.

C.	Sprint will charge Customer a fixed MRC for the interexchange portion of each interstate or intrastate Clearline private line circuit, with an individual circuit term of 1 year or longer, installed or in service during the Term in the applicable amount from the table below.

Origination			Termination
City	State	NPA-NXX	City	State	NPA-NXX	Bandwidth	MRC
Sacramento	CA	916-636	San Jose	CA	408-454	OC3	*
Sacramento	CA	916-636	San Jose	CA	408-454	OC12	*
Sacramento	CA	916-636	Denver	CO	408-454	OC3	*
Sacramento	CA	916-636	Tulsa	OK	918-939	OC3	*
Sacramento	CA	916-636	Tulsa	OK	918-376	OC3	*
Sacramento	CA	916-636	Tulsa	OK	918-272	OC3	*
Sacramento	CA	916-636	Tulsa	OK	918-272	OC12	*

Sprint Proprietary Information	Data CSA1001

No. BSG0406-1218R17

Date: June 28, 2007

FOURTH AMENDMENT TO SPRINT MASTER SERVICE AGREEMENT

Customer Name:	Virgin Mobile USA, L.L.C.
Address:	2175 North California Boulevard Walnut Creek, CA 94596

20.	The Agreement is amended by deleting Sections 6.9.C and 6.9.D in their entirety and replacing them as follows:

C.	Sprint will charge Customer a fixed Net Effective Usage Rate in the applicable amount from the table below for its intrastate Sprint Voice VPN Solutions and Sprint Voice VPN Solutions FONCARD Service Usage Charges in the following states.

Per minute
State	On-On	On-Off	Off-On	Off-Off	FONCARD-On	FONCARD-Off
California	*	*	*	*	*	*
New Jersey	*	*	*	*	*	*
Washington	*	*	*	*	*	*
New York	*	*	*	*	*	*
Colorado	*	*	*	*	*	*

D.	Sprint will charge Customer a fixed Net Effective Usage Rate in the applicable amount from the table below for its intrastate Sprint Voice VPN Solutions Toll Free Service Usage Charges in the following states.

Per minute
State	Dedicated	Switched
California	*	*
New Jersey	*	*
Washington	*	*
New York	*	*
Colorado	*	*

21.	The Agreement is Amended in Attachment A by deleting Section 6.12 in its entirety and replacing it as follows:

6.12	Enhanced Toll Free

Sprint will waive the following charges for these Enhanced Toll Free Features:

A.	*% of the Enhanced Routing non-recurring installation charges for Area Code Routing, Call Allocation, Day of Week Routing, Day of Year Routing, Time of Day Routing, and Area Code/Exchange Routing.

B.	*% of the Enhanced Toll Free Change charges for Area Code Routing, Call Allocation, Day of Week Routing, Day of Year Routing, Time of Day Routing, and Area Code/Exchange Routing.

C.	*% of the MRCs for Enhanced Toll Free Routing Sets.

D.	*% of the non-recurring installation charges for Enhanced Toll Free Command Routing.

22.	The Agreement is amended in Attachment A, Section 7 (“Additional Provisions”) by adding new subsections D.

D.	Sprint will waive the * MRC for MAD IV Design fee associated with SCA # 145239. This waiver will be retroactive beginning May 24, 2004, and Customer’s invoice for the second billing month after the Fourth Amendment implementation date will be adjusted to reflect the retroactive change in pricing.

Sprint Proprietary Information	Data CSA1001

No. BSG0406-1218R17

Date: June 28, 2007

FOURTH AMENDMENT TO SPRINT MASTER SERVICE AGREEMENT

Customer Name:	Virgin Mobile USA, L.L.C.
Address:	2175 North California Boulevard Walnut Creek, CA 94596

23.	The Agreement is amended by adding a new Section 6.15 as follows:

6.15	GLOBAL DEDICATED IP SERVICES INTRO

A.	Global Sprint Dedicated IP Service provides Customer with access to the Internet or Intranet through a physical connection (a “Port”) to an Internet (public) or Intranet (corporate LAN) network that is dedicated solely to Customer’s use. Customer can access hosts or other resources available on these networks. If Customer is or becomes an Internet Service Provider (“ISP”), Sprint’s Internet Service Provider Product Annex will apply.

(1)	With the purchase of a new Dedicated IP Port (any speed, burstable or flat rate), Customer may receive free primary Domain Name Service (“DNS”) for a maximum of five second-level domain names (e.g., customer.com) (per Customer, not per Port or per order). Sprint will provide primary DNS for additional second-level domains (beyond the five) for an additional fee. Secondary DNS is free up to 50 zones. Each DNS record pertaining to the customer.com domain-space that the secondary DNS name-server receives is a zone. Customers who require secondary DNS for more than 50 zones may be accommodated at Sprint’s discretion through a special customer arrangement.

(2)	For Burstable Service, Sprint will provide Customer with a full Global Sprint Dedicated IP Port at a given bandwidth and will charge Customer a variable MRC based on Customer’s port utilization. Orders for Burstable IP ports will be accepted at Sprint’s discretion.

(3)	Sprint will charge Customer a fixed MRC and a non-recurring installation charge for each Global Dedicated IP port with an individual Order term of 2 years or longer, installed or in service during the Term.

Port Location (Country)	Port Bandwidth	Option	MRC
India	E1	A	*

(4)	The MRCs above do not include charges for Local Access Facilities, CPE, and other charges described in this Agreement.

(5)	Additional Charges For International Services.

If pricing for Global SprintLink Dedicated IP services in India, Option A, is included in this section, the pricing is only applicable if invoice is being sent to a location outside of India. If invoicing of the Global SprintLink India Dedicated IP services is sent to an India address, additional surcharges and/or taxes would apply and need to be added. Unless specifically noted, pricing for Global SprintLink Dedicated IP Services in India is only applicable if invoice for the Customer is sent to a non-India address.

B.	Sprint will waive Global Dedicated IP port installation charges (non-recurring) on ports installed during the Term with an individual Order term of 2 years or longer. Customer must use installed ports for 24 continuous months. If Customer disconnects any port receiving an installation waiver before the end of 24 months, Customer will pay Sprint a prorated portion of the waived installation charges based upon the number of months remaining in the 24-month period.

24.	The Agreement is amended with the addition of a new Section 19 (“Affiliates”) as follows:

19.

SUBSIDIARIES AND AFFILIATES. Customer’s subsidiaries and affiliates that are eligible to purchase Services under this Agreement (“Affiliated Entities”) are listed in Attachment D (attached and incorporated into this Agreement). Virgin America, Inc. is an Affiliated Entity and is eligible to purchase Services under this Agreement for a period of nine months from the Fourth

Sprint Proprietary Information	Data CSA1001

No. BSG0406-1218R17

Date: June 28, 2007

FOURTH AMENDMENT TO SPRINT MASTER SERVICE AGREEMENT

Customer Name:	Virgin Mobile USA, L.L.C.
Address:	2175 North California Boulevard Walnut Creek, CA 94596

Amendment Commencement Date or until it has purchased a total of * in services after all discounts and waivers have been applied, whichever occurs first. Additional Affiliated Entities may be added to the list with Sprint’s written consent. The date an Affiliated Entity will begin receiving Services will be determined by Sprint’s and Customer’s mutual agreement. All Affiliated Entities added to this Agreement and Services ordered by Affiliated Entities are subject to Sprint’s credit approval. Affiliated Entities will be eligible to purchase Services under this agreement upon execution of the Affiliate Enrollment Form set forth in Attachment __ to this Agreement. Sprint will invoice any Affiliated Entities directly and Customer assumes no financial responsibility for Affiliated Entities’ purchases under this Agreement. Affiliated Entities’ purchases will not contribute to Customer’s MSC.

25.	The parties agree that Customer wishes to purchase from Sprint, and Sprint wishes to sell to Customer, Wireless Services under the terms and conditions set forth in the Agreement. Sprint Communications Company L.P. (the original Sprint signatory to the Agreement) is not authorized to sell certain other types of products and services and is not authorized to contract on behalf of the applicable service providers that provide those products and services. The parties acknowledge and agree that they must amend the Agreement to allow the appropriate Sprint-related entity to provide each individual Service that Customer wishes to purchase under the Agreement. Sprint Solutions, Inc. is a Sprint affiliated entity that was formed for the purpose of contracting on behalf of the applicable Sprint affiliated entities providing the products and services, and is authorized to enter into contracts on behalf of such other Sprint affiliated entities. As such, the Agreement is amended by changing the Sprint signatory from Sprint Communications Company L.P. to Sprint Solutions, Inc.

26.	All other terms and conditions in the Agreement, not amended above, will remain in effect. This Amendment and any information concerning its terms and conditions are Sprint’s proprietary information and are governed by the parties’ nondisclosure agreement. Alterations to this Amendment will not be valid unless accepted in writing by a Sprint officer or authorized designee. To become effective, this Amendment must be: signed by a Customer representative; delivered to Sprint on or before November 30, 2005 and signed by a Sprint officer or authorized designee.

VIRGIN MOBILE USA, L.L.C.		SPRINT SOLUTIONS, INC.

By:	/s/ Michael Parks	By:	/s/ Dale Miller
Name:	Michael Parks	Name:	Dale Miller
Title:	CIO	Title:	Branch Director

Date:	11/28/05	Date:	12/5/05
Address:	2185 N. California Blvd. Walnut Creek, CA 94596	Address:	150 Spear St. San Francisco, CA 94105

Sprint Proprietary Information	Data CSA1001

No. BSG0406-1218R17

Date: June 28, 2007

FOURTH AMENDMENT TO SPRINT MASTER SERVICE AGREEMENT

Customer Name:	Virgin Mobile USA, L.L.C.
Address:	2175 North California Boulevard Walnut Creek, CA 94596

ATTACHMENT C

PCS PRICING

(SERVICE PLAN ADDENDUM)

1.	TERM.

The Term will be 24 months and will begin on the Commencement Date, which will be the first day of the first billing month after the parties sign this Agreement.

2.	PROVISION OF PRODUCTS AND SERVICES

Sprint Spectrum L.P. provides the Wireless Products and Services listed on this Attachment. Customer must comply with the PCS Wireless Services Product Annex, which is incorporated into this Agreement as posted to www.sprint.com/ratesandconditions as of the date Customer signs this Agreement.

3.	PCS BUSINESS PLANS

(A)	Customer may choose to activate Customer Lines on one of the Business Plans set out below:

(1) PCS Free & Clear Plans for Business;

(2) PCS Ready Link Plan;

(3) PCS Fair & Flexible Plan for Business; and

(4) PCS Vision Connection Card Plans.

(B)	The Business Plans may not be used in conjunction with certain other Sprint promotions, discounts or contests. Business Plans come in the bundles described below, or Customer may add services to the bundles for additional MRCs. Each Business Plan, depending on the Subscriber Level, is also eligible for NVP Discounts detailed in Section 10 below.

4.	PCS FREE & CLEAR PLANS FOR BUSINESS

(A)	Each Business Plan in this Section provides for a set number of Anytime Minutes, unlimited PCS-to-PCS, unlimited Night & Weekend minutes and no charge nationwide long distance while on Network at a fixed MRC.

(B)	This Business Plan includes several options that may be added for an additional MRC per Line. Any minutes of use that exceed the Anytime Minutes purchased will be billed at the Overage rate. Domestic Roaming and Domestic Roaming Long Distance are billed at the per-minute rates described below:

MRC	*	*	*	*	*	*	*
Anytime Minutes	*	*	*	*	*	*	*
Unlimited Night & Weekend Minutes	*	*	*	*	*	*	*
Nationwide LD	*	*	*	*	*	*	*
Unlimited PCS-to-PCS Calling	*	*	*	*	*	*	*
Overage Rate	*	*	*	*	*	*	*
Domestic Roaming	*	*	*	*	*	*	*
Domestic Roaming Long Distance	*	*	*	*	*	*	*

Sprint Proprietary Information	Data CSA1001

No. BSG0406-1218R17

Date: June 28, 2007

FOURTH AMENDMENT TO SPRINT MASTER SERVICE AGREEMENT

Customer Name:	Virgin Mobile USA, L.L.C.
Address:	2175 N. California Boulevard Walnut Creek, CA 94596

FEATURED OPTIONS (AN ADDITIONAL MRC)
Shared Minutes	*	*	*	*	*	*	*
PCS Free & Clear America *	*	*	*	*	*	*	*
Extended Night & Weekend Hours	*	*	*	*	*	*	*
Choose a PCS Vision Pack	*	*	*	*	*	*	*
PCS Vision Professional Pack for Windows ® Pocket PC Devices	*	*	*	*	*	*	*
Unlimited PCS Ready Link	*	*	*	*	*	*	*
Unlimited PCS ReadyLink with PCS Vision Access Pack	*	*	*	*	*	*	*
Unlimited PCS ReadyLink with PCS Vision Access Pack , Picture Mail and Video Mail	*	*	*	*	*	*	*

*	The PCS Free & Clear America option may vary across markets.

(C)	PCS SERVICE PLAN ADDITIONAL TERMS

(1)	UNLIMITED PCS-TO-PCS CALLING

With this option, Customer is eligible to use an unlimited number of minutes each month to make or receive calls on the Network between PCS Phones from Sprint. PCS-to-PCS calls made from or received on a handset that is on the Network will use the PCS-to-PCS Calling minutes and will not use Anytime Minutes. PCS-to-PCS Calling is not available while Roaming. PCS-to-PCS calls made from or received on a handset that is off the Network will be treated as Roaming and Roaming charges may apply depending on the applicable Business Plan. PCS-to-PCS Calling is not available for calls made to check voicemail. If one user has a plan with Unlimited PCS-to-PCS Calling and the other does not, the user with the Unlimited PCS-to-PCS Calling will realize the benefit of the feature, while the other user’s use is subject to the terms of that user’s Business Plan. Unlimited PCS-to-PCS Calling is included with Agreements with Terms of 2 years or more. Otherwise, the MRC is $5.

(2)	DOMESTIC ROAMING AND DOMESTIC ROAMING LONG DISTANCE

Domestic Roaming and Domestic Roaming Long Distance will be charged at the rates in the above table. Other Roaming charges will vary depending on the location and whether an Off-Network Option, Travel Option or Free & Clear America Option is purchased.

(3)	SHARED MINUTES

Shared minutes allow the participating users to use one another’s Anytime Minutes as a pool. Customer must have a minimum of 3 Customer Lines sharing to take advantage of the Shared Minutes offer. After all the Anytime Minutes in the pooled Business Plans are exhausted, each Customer Lines’ additional airtime minutes are billed at the overage rate defined in the associated Business Plan. Shared Minutes only allows pooling of Anytime Minutes.

Sprint Proprietary Information	Data CSA1001

No. BSG0406-1218R17

Date: June 28, 2007

FOURTH AMENDMENT TO SPRINT MASTER SERVICE AGREEMENT

Customer Name:	Virgin Mobile USA, LLC
Address:	2175 North California Boulevard Walnut Creek, CA 94596

(4)	PCS FREE & CLEAR AMERICA

This option allows a Line to use up to 50% of its monthly usage for Domestic Roaming. If Domestic Roaming exceeds the 50% threshold, Sprint may terminate the Service to the Line, transfer the Line to another Business Plan, or charge the Line at the applicable Roaming rate for the excess. This option cannot be shared. This option may vary across markets.

(5)	EXTENDED NIGHT & WEEKEND HOURS

With this option, Night & Weekend hours are extended so that users can conserve their Anytime Minutes. This option makes Night & Weekend hours Monday through Thursday 7:00 p.m. to 7:00 a.m., and Friday 7:00 p.m. through Monday 7:00 a.m. Standard Night & Weekend hours begin at 9:00 p.m.

(6)	PCS VISION PACKS

Lines may choose between the following PCS Vision Packs:

(i)	PCS VISION ACCESS PACK—* MRC

PCS Vision Access Pack includes Unlimited PCS Vision access, which includes unlimited Web access (news, weather, sports, entertainment, plus many more) and unlimited messaging (including text messages and email).

(ii)	PCS VISION PROFESSIONAL PACK—* MRC

PCS Vision Professional Pack includes: Unlimited PCS Vision access, which includes unlimited Web access (news, weather, sports, entertainment, plus much more) and unlimited messaging (including text messages and email); Unlimited Picture Mail – take, upload and send an unlimited number of pictures, are included; and Unlimited access to PCS Business Connection Personal Edition (access your Microsoft ® Outlook ® or Lotus Notes ® company email, calendar, business directory and personal contacts in real time on select PCS Phones); and

(iii)	PCS VISION PICTURES PACK—* MRC

PCS Vision Pictures Pack works with a PCS Vision camera device. PCS Vision Pictures Pack includes: Unlimited PCS Vision access, which includes unlimited Web access (news, weather, sports, entertainment, plus many more) and unlimited messaging (including text messages and email); Unlimited Picture Mail – take, upload and send an unlimited number of pictures; and up to a $5 credit per month towards the download of Premium Services.

(iv)	PCS VISION PREMIUM PACK—* MRC

PCS Vision Premium Pack includes: Unlimited PCS Vision access, which includes unlimited Web access (news, weather, sports, entertainment, plus many more) and unlimited messaging (including text messages and email); and up to a $10 credit per month towards the download of Premium Services.

(v)	PCS VISION READY LINK PACK—* MRC

PCS Vision Ready Link Pack includes: Unlimited PCS Vision access, which includes unlimited Web access (news, weather, sports, entertainment, plus many more) and unlimited messaging (including text messages and email); and Unlimited Ready Link connections to any other PCS Ready Link device on the enhanced PCS Network.

Sprint Proprietary Information	Data CSA1001

No. BSG0406-1218R17

Date: June 28, 2007

FOURTH AMENDMENT TO SPRINT MASTER SERVICE AGREEMENT

Customer Name:	Virgin Mobile USA, L.L.C.
Address:	2175 North California Boulevard Walnut Creek, CA 94596

(7)	PCS VISION PROFESSIONAL PACK FOR WINDOWS® POCKET PC DEVICES

The PCS Vision Professional Pack for Windows® Pocket PC Devices is the same PCS Vision Professional Pack described in this Ageement, but is used on devices that use Windows® Pocket PC (e.g., Hitachi G1000 and Toshiba 2032).

(8)	PCS READY LINK

(a)	The enhanced Network currently supports PCS Ready Link, the two-way radio-type service that provides the convenience of quick, walkie-talkie style communication with one or several PCS Ready Link users anywhere you go on the most complete all-digital wireless network in the nation. The PCS Ready Link pricing includes long distance.

(b)	Unlimited PCS Ready Link service may be added to any PCS Free & Clear Plan for Business for a * MRC.

(c)	Unlimited PCS Ready Link service may be combined with the PCS Vision Access Pack for a * MRC. This combination of PCS Free & Clear is included on service plans of $100+ MRC.

(d)	Unlimited PCS Ready Link service may be combined with the PCS Vision Access Pack, Picture Mail and Video Mail for a $30 MRC. This combination of services is $10 on PCS Free & Clear plans of * MRC.

(e)	PCS Ready Link requires a PCS Ready Link phone, which must be activated on one of the Business Plans described in this Section. Service will only work in conjunction with other PCS Ready Link phones while on the enhanced Sprint Nationwide PCS Network. PCS Ready Link may not be appropriate for use by providers of emergency services. When making a voice call or using PCS Vision, PCS Ready Link calls will not be completed.

(D) PCS ADDITIONAL OPTIONS

The following options may be added to the PCS Free & Clear Business Plans or the PCS Fair & Flexible Business Plan, for the listed additional MRC:

ADDITIONAL OPTION*	ADDITIONAL MRC
PCS PICTURE MAIL	*
PCS VIDEO MAIL	*
PCS VOICE COMMAND	*
BUSINESS CONNECTION PERSONAL EDITION	*
BUSINESS CONNECTION ENTERPRISE EDITION	*
INTEGRATED OFFICE: Standard Package	*
INTEGRATED OFFICE: Expanded Package	*
PCS EQUIPMENT REPLACEMENT PROGRAM	*
ROADSIDE RESCUE	*
PCS WIRELESS WEB OPTION	*
OFF-NETWORK OPTION	*
TRAVEL OPTION	*

Sprint Proprietary Information	Data CSA1001

No. BSG0406-1218R17

Date: June 28, 2007

FOURTH AMENDMENT TO SPRINT MASTER SERVICE AGREEMENT

Customer Name:	Virgin Mobile USA, L.L.C.
Address:	2175 North California Boulevard Walnut Creek, CA 94596

(E)	PCS SERVICE PLANS ADDITIONAL TERMS AND CONDITIONS

(1)	Nationwide Long Distance; Voicemail; Numeric Paging; Caller ID; Call Waiting; and Three-Way Calling are included on the Network. Not all features are available off the Network.
(2)	Call Forwarding is available for * per minute.
(3)	Unused minutes do not carry forward.
(4)	International long distance and international Roaming will be billed separately. These rates vary. Please check with your Sprint Account Representative or visit our website at http://www.sprintpcs.com.
(5)	Data or PCS Vision usage is not available while Roaming or while off Network. The invoicing for Roaming minutes used on another provider’s network (including long distance charges where applicable) is completed in accordance with the practices of the Roaming service provider. Accordingly, there may be delays before Sprint posts Roaming minutes to Customer’s account. In addition, Roaming minutes may not be applied against Customer’s Business Plans in the month in which the usage actually occurred. Rates for Domestic Roaming are set forth in the Business Plan. Rates for other Roaming will vary. Check with your Sprint Account Representative for details or visit our website at http://www.sprintpcs.com.
(6)	Many Sprint services are available on the Network only. Check with your Sprint Account Representative to determine which Services are available while Roaming.
(7)	Accounts activated on one of the above plans with a Phone that can use PCS Vision Packs but does not purchase the option will be charged * per kilobyte when using PCS Vision.
(8)	PCS Vision Packs are only available on the Network. Sprint may deny or terminate service without notice where use of any PCS Vision Packs or PCS Vision data services are in connection with server devices or host computer applications, other systems that drive continuous heavy traffic or data sessions, or as substitutes for private lines or frame relay connections. PCS Vision Packs are: (a) only available with a Vision capable PCS Phone, PCS smart phone device or PCS camera; and (b) not available with PCS Connection Cards, or any other device used in connection with a computer or PDA (including phones, smart phones or other devices used with connection kits or similar phone-to-computer/PDA accessories). Sprint reserves the right to deny or to terminate service without notice for misuse.
(9)	Additional charges that are described at the time of use will apply to Premium Services. If a Line purchases PCS Vision Premium Pack or PCS Vision Picture Pack, credits may apply for Premium Services usage.

5.	PCS FAIR & FLEXIBLE PLAN FOR BUSINESS

(A)	The Sprint PCS Fair & Flexible plan for Business allows the monthly charge to be dependant upon the total anytime minutes used during the service month as described in the table below. The monthly charge could increase or decrease in succeeding months as the monthly charge is dependant upon the total anytime minutes used during that service month. A two-year Advantage Agreement is required. The plan provides unlimited Night & Weekend minutes and no charge nationwide long distance while on the enhanced Sprint PCS Nationwide Network. Any minutes of use which exceed 1250 Anytime Minutes will be billed at * per minute. Domestic Roaming and Domestic Roaming Long Distance are billed at the per-minute rates described in the SPA.

Sprint Proprietary Information	Data CSA1001

No. BSG0406-1218R17

Date: June 28, 2007

FOURTH AMENDMENT TO SPRINT MASTER SERVICE AGREEMENT

Customer Name:	Virgin Mobile USA, L.L.C.
Address:	2175 North California Boulevard Walnut Creek, CA 94596

Anytime Minutes	Charge	Anytime Minutes	Charge
0-300	*	651-700	*
301-325	*	701-750	*
326-350	*	751-800	*
351-375	*	801-850	*
376-400	*	851-900	*
401-425	*	901-950	*
426-450	*	951-1000	*
451-475	*	1001-1050	*
476-500	*	1051-1100	*
501-525	*	1101-1150	*
526-550	*	1151-1200	*
551-575	*	1201-1250	*
576-600	*	1251 and above	*
601-625	*
626-650

(B) APPLICABILITY OF PCS ADDITIONAL TERMS

All featured options and additional terms set forth in this Attachment may be attached to the Sprint PCS Fair & Flexible for Business plan, including unlimited PCS-to-PCS minutes and Extended Night & Weekend Hours subject to the same terms, conditions and charges described in this Attachment, with the exception of the Shared Minutes option which is not available with the Sprint PCS Fair & Flexible for Business plan.

6.	PCS READY LINK PLAN

(A)	The enhanced Network currently supports PCS Ready Link, the two-way radio-type service that provides the convenience of quick, walkie-talkie style communication with one or several PCS Ready Link users anywhere you go on the most complete all-digital wireless network in the nation.

(B)	Each Business Plan in this Section provides unlimited PCS Ready Link connections to any other PCS Ready Link device on the enhanced Sprint Nationwide PCS Network and unlimited Night & Weekend minutes. These Business Plans include several options that may be added for an additional MRC per Line. Any voice minutes of use that exceed the Anytime Minutes purchased will be billed at the Overage rate. Domestic Voice Roaming and Domestic Voice Roaming Long Distance are billed at the per-minute rates described in subsection (b) below.

MRC	*	*
Unlimited PCS Ready Link Connections	*	*
Anytime Minutes	*	*
Unlimited Night & Weekend Minutes	*	*
Unlimited PCS-to-PCS Calling	*	*
Overage Rate	*	*
Nationwide LD for Anytime Minutes	*	*
PCS Vision Access Pack	*	*
Domestic Voice Roaming	*	*
Domestic Voice Roaming Long Distance	*	*

Sprint Proprietary Information	Data CSA1001

No. BSG0406-1218R17

Date: June 28, 2007

FOURTH AMENDMENT TO SPRINT MASTER SERVICE AGREEMENT

Customer Name:	Virgin Mobile USA, L.L.C.
Address:	2175 North California Boulevard Walnut Creek, CA 94596

(C)	LIMITATIONS

PCS Ready Link requires a PCS Ready Link phone. Service will only work in conjunction with other PCS Ready Link phones while on the enhanced Sprint Nationwide PCS Network. PCS Ready Link may not be appropriate for use by providers of emergency services. When making a voice call or using PCS Vision, PCS Ready Link calls will not be completed.

7.	PCS VISION CONNECTION CARD PLANS

The following Business Plan includes only data services. Voice calls made on the Network with PCS Connection Cards with voice capability will incur a charge of 20¢ per minute, including long distance.

MRC	*	*	*
Vision (data) Services in Megabytes (“MB”)	20MB	40MB	Unlimited
Shared Data with MRC	*	*	*
Overage per kilobyte	*	*	*

(A)	LIMITATIONS

This Business Plan requires PCS Connection Cards. Customer will use this Business Plan only as an individual’s method of accessing data or information. Customer will not use this Business Plan in connection with server devices, host computer applications or other systems that drive continuous heavy traffic or data sessions, or as substitutes for private lines or frame relay connections. Unlimited access to company email and server requires access to company server via a company-established remote access method. Not available while Roaming. Premium Services are not included. If these limitations are violated, Sprint may terminate the Business Plan.

(B)	SHARED DATA

(1)	Shared Data is offered between Lines on an account when each Line that is sharing has the same MRC and plan. Shared Data allows Lines to pool the MB that the Lines may use. After the pooled MBs have been used, each addition kilobyte will be billed at the overage rate.

(2)	Shared data is not available on the unlimited MB plan.

(3)	All Customer Lines activated under the Agreement during the Term will be coterminous with the expiration or termination of the Agreement, regardless of each individual Customer Line’s activation date. The Agreement does not govern the purchase of Services and Products to Employees under the Employee Advantage Program described in the Agreement, and such Employees will be subject to their own minimum term requirements pursuant to their agreement with Sprint.

(C)	COTERMINOUS CUSTOMER LINES

All Customer Lines activated under the Agreement during the Term will be coterminous with the expiration or termination of the Agreement, regardless of each individual Customer Line’s activation date. The Agreement does not govern the purchase of Services and Products to Employees under the Employee Advantage Program described in the Agreement, and such Employees will be subject to their own minimum term requirements pursuant to their Agreement with Sprint.

Sprint Proprietary Information	Data CSA1001

No. BSG0406-1218R17

Date: June 28, 2007

FOURTH AMENDMENT TO SPRINT MASTER SERVICE AGREEMENT

Customer Name:	Virgin Mobile USA, L.L.C.
Address:	2175 North California Boulevard Walnut Creek, CA 94596

8.	SERVICE CREDITS

(A)	Customer must sign a 3-year Term to qualify for service credits. If a 3-year agreement is signed, Customer will receive a * service credit per Customer Line that is activated under the Agreement. If Customer receives a point-of-sale rebate other than as described in this paragraph, it will not be entitled to these service credits and the termination fee described in Section 9 will be*.

(B)	Service credits will be applied on Customer’s first invoice after activation against charges for Services and will roll over until used (up to a maximum of 12 invoicing cycles). Service credits are non-transferable, have no cash value and cannot be applied to offset an early termination fee. Service Credits are available only after activation of PCS handsets or devices purchased via one of the methods described in the “Ordering” Paragraph of the Wireless Services Product Annex.

(C)	Customer Lines that are converted to Business Plans from other Sprint service plans or renewed on Business Plans are not eligible to receive the above referenced service credits if service credits have been issued to the applicable Lines within the preceding 12 months.

9.	TERMINATION FEES

If a Customer Line is terminated before the end of the Term, a * early termination fee will apply to each terminated Customer Line. Service credits, if any, and termination fees for Employee Lines are governed by the agreements between Sprint and the Employees. If a Customer Line moves to a different Business Plan, the termination fee described in this section will not apply.

10.	NVP DISCOUNT PROGRAM

(A)	The NVP Discount Program applies to all MRCs and is only available on Service activated under the Agreement.

(B)	To participate in the NVP Discount Program, Customer must have and maintain at least 5 Customer Lines at all times during the Term of the Agreement.

(C)	DEFINITION OF NVP DISCOUNT AND EMPLOYEE DISCOUNT; ELIGIBLE MRCS

The term “NVP Discount” means a percentage discount off the net MRCs charged to Customer for Customer Lines. Net MRCs means the MRCs listed before taxes and other charges and after calculation of all other discounts, rebates, service credits or any such similar credits. The NVP Discount, if any, available to Customer is set forth in the table below. The term “Employee Discount” means a percentage discount off the net MRCs charged to Employees for Employee Lines on eligible service plans. The Employee Discount is only available to Employees if Customer elects to participate in the EAP program as described in the Wireless Annex.

(1)	CONTRIBUTING LINES

A “Contributing Line” is a Customer Line or an Employee Line that is included in Customer’s Sprint account hierarchy and contributes to Customer’s selected Subscriber Level. It may take up to 2 invoicing cycles to move Contributing Lines to the same invoicing cycle in order to start receiving the NVP Discount.

(2)	ACTUAL DISCOUNT ADJUSTMENT

If Customer selects a Subscriber Level of 100 Lines or more and does not achieve that Subscriber Level within the applicable Grace Period (described below), at the end of the Grace Period Sprint will charge Customer a one-time Actual Discount Adjustment (“ADA”) as set out below for each Line Customer activated to its Sprint account hierarchy.

(3)	SUBSCRIBER LEVEL WARRANTY AND NVP DISCOUNT

On the Effective Date: (1) Customer warrants and represents that its selected Subscriber Level (specified below) is a good faith estimate of the number of Contributing Lines that will be activated under Customer’s Sprint account hierarchy during the Grace Period and maintained throughout the Term of the Agreement; and (2) Sprint, during the Grace Period, will provide the benefit of the NVP Discount associated with Customer’s selected Subscriber Level. If Customer’s Contributing Lines are not equal to or greater than the selected Subscriber Level by the end of the Grace Period, the NVP Discount Customer received during the Grace Period and the Employee Discount (if the EAP is offered) will be reduced to the “Reduced NVP Discount” set forth in the table below and Customer will be charged the ADA. If at any time after the expiration of the Grace Period Customer’s actual Subscriber Level is less than the selected Subscriber Level set forth below, Customer’s NVP Discount and the Employees’ Discount will be reduced to the “Reduced NVP Discount” for the remainder of the Term.

Sprint Proprietary Information	Data CSA1001

No. BSG0406-1218R17

Date: June 28, 2007

FOURTH AMENDMENT TO SPRINT MASTER SERVICE AGREEMENT

Customer Name:	Virgin Mobile USA, L.L.C.
Address:	2175 North California Boulevard Walnut Creek, CA 94596

Subscriber Level	Customer Discount	Employee Discount*	Actual Discount Adjustment “ADA”	Grace Period (Months)	Reduced NVP Discount

50-249	*	*	*	6 Months	*

*	The discounts specified are associated with Customer’s designated Subscriber Level contained in the first column.

11.	ELECTRONIC BILLING PRODUCTS

The following electronic billing products are offered if Customer maintains at least 5 Customer Lines throughout the Term of the Agreement. Each electronic billing product provides Customer Line call detail record (“CDR”) information. If Customer elects, Customer will receive detailed paper invoices containing CDR information with an electronic billing product at an additional charge of * per month if Customer has 500 Customer Lines or less or *per month if Customer has more than 500 Customer Lines. Customer may still choose to receive a summary invoice (no CDR information) or a remittance invoice at no additional charge. Customer may choose 1 electronic billing product, or eBilling & Analysis and either EDI or EBT. Sprint reserves the right to, upon 30 days prior written notice, migrate Customer to an updated or successor version of the selected electronic billing product, or if none exists, an entirely new electronic billing product.

(A)	eBILLING & ANALYSIS

eBilling & Analysis is a web-based billing product which allows Customer to easily view and manage invoices in an electronic format on a monthly basis. With eBilling & Analysis, Customer can monitor accounts, analyze usage, and plan communication budgets with flexible, secure reports which can be downloaded to Customer’s computer. eBilling & Analysis provides detailed Customer invoice data for the previous 3 bill cycles and summary data for the previous 12 bill cycles. The charge for eBilling & Analysis is * per month, with a one-time * set up fee. Install: Both charges can be waived if Customer chooses Bill Suppression.

(B)	ELECTRONIC BILL TRANSFER (“EBT”)

EBT provides the Customer raw invoice data which can be formatted by Customer in any manner to meet the Customer’s specific needs. EBT provides unformatted, raw, flat file, tilde-delimited data which can be downloaded by Customer on a monthly basis via the PCS EBT web site. EBT provides Customer invoice data for the previous 2 bill cycles and is provided by Sprint to Customer at no charge.

12.	PROMOTIONS

Existing Customer Lines may not be eligible for all new business plans or promotions offered after the Effective Date if such new plans are promotions that are only available with new activations. If Customer is eligible and chooses a new business plan or promotion offered after the Effective Date, all special terms and conditions of that plan or promotion apply in addition to and control over any conflicting term of this Agreement, including but not limited to, any required activation fees. At the expiration of the promotion, Customer must select a Business Plan, or another eligible promotion, unless the original promotion requires a term commitment that extends beyond the Term. Sprint may make available to Customer new Products and Services as they become commercially available. All such Products and Services are subject to the special terms and conditions of that Product or Service offering, which terms apply in addition to and control over any conflicting term of this Agreement.

13.	DEFINITIONS.

In addition to the defined terms in the Agreement, the following capitalized terms have the meanings stated below:

(A)	“Anytime Minutes” are the Network minutes of use that are available in a Business Plan that may be used at anytime other than during Night & Weekends.

(B)	“Business Plans” are service plans associated with a Line. The Business Plan options are listed in this Attachment.

Sprint Proprietary Information	Data CSA1001

No. BSG0406-1218R17

Date: June 28, 2007

FOURTH AMENDMENT TO SPRINT MASTER SERVICE AGREEMENT

Customer Name:	Virgin Mobile USA, L.L.C.
Address:	2175 North California Boulevard Walnut Creek, CA 94596

(C)	“Customer Line” is a Line activated by Customer for its end use and for which Customer is financially responsible. Unless otherwise noted, reference to “Line” will include a “Customer Line”.

(D)	“Domestic Roaming” means Roaming on networks within the United States, Puerto Rico and U.S. Virgin Islands where Sprint has a roaming relationship with the carrier.

(E)	“Domestic Roaming Long Distance” means toll calls placed while in Domestic Roaming areas.

(F)	“Employee” means a person in the service of Customer and from whom Customer withholds FICA (Federal Insurance Contributions Act) contributions from gross pay.

(G)	“Employee Line” is a Line activated by an Employee for the Employee’s use and for which the Employee if financially responsible.

(H)	“Line” means a PCS handset or device activated on a Sprint Service with a Sprint assigned phone number.

(I)	“MRC” means monthly recurring charge.

(J)	“Night & Weekends” means Monday through Thursday 9:00 p.m. to 7:00 a.m. and Friday 9:00 p.m. to Monday 7:00 a.m., unless the Extended Night & Weekends option is selected. The time is the local time from where the call is originated from the Phone or terminated to the Phone.

(K)	“NVP Discount” means the percentage off the MRC that Customer is entitled to depending on its Subscriber Level and the number of Contributing Lines.

(L)	“PCS-to-PCS Calling” means calls on the Network to or from one Line to another Line.

(M)	“PCS Wireless Web Option” means the service offered to Wireless Web enabled devices, sometimes referred to as 2G data service.

(N)	“PCS Vision Packs” are the advanced wireless services available in different bundles, which include PCS Vision Professional Pack, PCS Vision Pictures Pack, PCS Vision Premium Pack and PCS Vision Access Pack.

(O)	“PCS Voice Command” means the service that allows you to dial a Phone with voice commands.

Sprint Proprietary Information	Data CSA1001

No. BSG0406-1218

Date: June 28, 2007

FOURTH AMENDMENT TO SPRINT CUSTOM SERVICE AGREEMENT

Customer Name:	Virgin Mobile USA, L.L.C.
Address:	2175 N. California Blvd. Walnut Creek, CA 94596

ATTACHMENT D

SUBSIDIARIES AND AFFILIATES

Virgin America, Inc.

RESTRICTED

SPRINT CONFIDENTIAL & PROPRIETARY INFORMATION

No. BSG0406-1218

Date: June 28, 2007

FOURTH AMENDMENT TO SPRINT CUSTOM SERVICE AGREEMENT

Customer Name:	Virgin Mobile USA, L.L.C.
Address:	2175 N. California Blvd. Walnut Creek, CA 94596

CONFERENCING SERVICES PRICING ATTACHMENT E

4.	AGREEMENT. Upon execution of the Agreement which incorporates this Conferencing Services Pricing Attachment (the “Conferencing Attachment”) by Sprint, as agent for InterCall, Inc. (“InterCall”) and Customer, with respect to the Conferencing Services listed in this Conferencing Attachment, this Conferencing Attachment forms a separate agreement between InterCall and Customer distinct from any other agreement between Sprint and Customer or between InterCall and Customer. With respect to Conferencing Services and this Conferencing Attachment only, any reference to Sprint in the Agreement shall mean InterCall. The terms of this Conferencing Attachment will govern and control in case of conflict with the Agreement.

5.	SERVICE DESCRIPTION. This Conferencing Attachment governs the purchase and use of audio, video and web conferencing services of InterCall (“InterCall Conferencing Services”) and third party suppliers (“Third Party Conferencing Services”) (the InterCall Conferencing Services and Third Party Conferencing Services are referred to collectively as the “Conferencing Services”). InterCall may enhance or modify the features of the Conferencing Services from time to time. InterCall reserves the right to reclaim any dial-in numbers provided Customer for Conferencing Services (“Dial-In Numbers”) if such Dial-In Numbers are “inactive” for 120 days. Conferencing Services may be ordered by using such Services or through the execution of one or more Order Forms for Conferencing Services.

6.	TERM. The initial term of this Conferencing Attachment will be 24 months from the first day of the month of November 1, 2005. This Agreement will automatically renew for successive 12-month periods, unless either party gives written notice of its intent not to renew at least 30 days before the beginning of any renewal term. For purposes of this Attachment, “Term” means the initial term and all renewal terms. The term of each Order Form for Conferencing Services, if any, will be governed by such Order Form for Conferencing Services and shall continue for the term of the Order Form for Conferencing Services notwithstanding any termination of this Conferencing Attachment. The terms of any Order Form will govern and control in case of conflict with this Conferencing Attachment or the Agreement.

7.	CONFERENCING SERVICES MINIMUM ANNUAL COMMITMENT

7.1.	Conferencing Services Minimum Annual Commitment (“Conferencing Services MAC”). Conferencing Services will contribute to the Sprint MAC in Attachment A, Section 3.1.

8.	RATES

8.1.	Audio Conferencing. InterCall will provide Customer the Audio Conferencing types and rates from the table below. Services are charged by multiplying the minutes used on Customer’s account for all legs of all conferences by Customer’s per minute rate.

RATE TYPE	RATE	RATE/MINUTE
Operator Assisted Continental U.S. Toll-Free		*
Operator Assisted Continental U.S. Toll		*
Automated Continental U.S. Toll-Free		*
Automated Continental U.S. Toll		*
Reservationless—Plus Continental U.S. Toll-Free		*
Reservationless-Plus Continental U.S. Toll		*
Reservationless Continental U.S. Toll-Free		*
Reservationless Continental U.S. Toll		*

RESTRICTED

SPRINT CONFIDENTIAL & PROPRIETARY INFORMATION

No. BSG0406-1218

Date: June 28, 2007

FOURTH AMENDMENT TO SPRINT CUSTOM SERVICE AGREEMENT

Customer Name:	Virgin Mobile USA, L.L.C.
Address:	2175 N. California Blvd. Walnut Creek, CA 94596

RATE TYPE	RATE	RATE/MINUTE
Premium Services Continental U.S. Toll-Free		*
Premium Services Continental U.S. Toll		*
Direct Event		*

8.2.	Additional Fees. InterCall will charge Customer the following additional fees:

A.	A No Show Fee in the amount of * per no show participant for operated assisted conferences greater than 24 participants. A 10% buffer is provided.

B.	A Minimum Conference Charge of *.

C.	A Cancellation Fee of * per conference for reserved operator-assisted conferences that are not cancelled 24 hours in advance.

D.	A * surcharge for each operated assisted dial-out leg. Any dial-out leg of a conference will be charged based on the target location of the dial out at the rate listed above or at standard rate if no rate is listed in addition to the standard ITFS rate, if applicable.

8.3.	Additional Charges

A.	If Customer uses features not listed herein or if a conference leg originates from outside the host country listed, InterCall will charge Customer for such features at InterCall’s standard rates or such conference leg(s) at InterCall’s standard ITFS rates. Hawaii, Alaska and U.S. Territories are not considered part of the US and ITFS charges will be added to such calls.

9.	ADDITIONAL PROVISIONS

9.1.	Termination

A.	This Conferencing Attachment or any Order Form may be terminated prior to the completion of the Term in the manner described in the Agreement.

B.	Notwithstanding any termination of the Agreement, the Agreement shall remain in full force and effect with respect to this Conferencing Attachment and any Order Form for Conferencing Services hereunder to the extent the Term or Order Form for Conferencing Services extends beyond the Agreement term. The term of each Order Form, if any, shall be governed by such Order Form and shall continue for the term of the Order Form notwithstanding any termination of this Conferencing Attachment or the Agreement. Furthermore, any termination of this Conferencing Attachment will not affect the Agreement.

C.	If Customer terminates this Conferencing Attachment for cause or any Order Form for cause prior to the completion of the Term, InterCall will reimburse Customer for any amounts prepaid by Customer and Customer shall be relieved of any Conferencing Services MAC.

9.2.	Payments, Charges and Taxes

D.	Invoices. InterCall will invoice Customer directly for the Conferencing Services at the Rates set forth in Section 5 above and Customer shall make payment to InterCall at the address listed in such invoice.

RESTRICTED

SPRINT CONFIDENTIAL & PROPRIETARY INFORMATION

No. BSG0406-1218

Date: June 28, 2007

FOURTH AMENDMENT TO SPRINT CUSTOM SERVICE AGREEMENT

Customer Name:	Virgin Mobile USA, L.L.C.
Address:	2175 N. California Blvd. Walnut Creek, CA 94596

E.	Taxes, Fees and Surcharges. In addition to the Rates for the Conferencing Services, Customer will pay all applicable fees, duties, tolls, surcharges, or governmental taxes (“Assessments”) now or hereafter imposed that are attributable to the Conferencing Services and included on Customer’s invoices and any reasonable expense incurred by InterCall relating to such Assessments.

9.3.	License. Subject to Customer’s compliance with the terms and conditions of this Conferencing Attachment, InterCall hereby grants Customer and its invitees a non-exclusive license during the Term to use the Conferencing Services. Except as specifically set forth herein, InterCall or its suppliers retain all right, title, and interest, including all intellectual property rights, relating to or embodied in the Conferencing Services, including without limitation all technology, software, and copies relating to the Conferencing Services. Customer agrees not to reverse engineer, decompile, disassemble, translate, or attempt to learn the source code of the Conferencing Services or any software. Other than using the Conferencing Services for conferences or meetings in which Customer is an active participant, Customer may not resell the Conferencing Services or otherwise generate income from the Conferencing Services.

9.4.	Responsibility for Accounts. Customer is responsible for maintaining the confidentiality of Customer’s account and owner numbers and necessary conference codes, passwords and personal identification numbers used in conjunction with the Conferencing Services and for all uses of the Conferencing Services in association with Customer’s account whether or not authorized by Customer. InterCall does not sell products or services for children. Customer will not allow children under 18 to use the Conferencing Services without the involvement of a parent or guardian. Customer agrees to immediately notify InterCall of any unauthorized use of Customer’s account of which Customer becomes aware.

9.5.	Responsibility for Content of Communication. Customer is the sole owner and is solely responsible for all content provided to InterCall and the content of all conference communications (visual, written or audible) using Customer’s account. Customer shall comply with all laws while using the Services, shall not transmit any communication that violates any law, court order, or regulation, shall not violate any third party rights in using the Services, and shall not use the Services in any way that damages InterCall’s property or interferes with or disrupts InterCall’s system or other users. Although InterCall is not responsible for any such communications, InterCall may suspend any such communications of which InterCall is made aware. Customer acknowledges and agrees that InterCall does not control Customer’s content nor guarantee the accuracy, integrity, security or quality of Customer’s content. Use of the conference recording feature or taping any use of the Services by Customer may subject Customer to laws or regulations and Customer is solely responsible for and obligated to provide any required notification to participants prior to commencement of said conference.

9.6.	Third Party Conferencing Services. All access and use of any Third Party Conferencing Services such as MeetingCenter, Conference Place, and Present Online is governed by the terms and conditions set forth from time to time by such Third Party Service provider (the “Third Party Terms”) and to the extent the Third Party Terms conflict with this Agreement, solely with respect to the Third Party Conferencing Services, the Third Party Terms shall govern and control.

9.7.	Miscellaneous

A.	This Conferencing Attachment and any Order Forms for Conferencing Services hereunder constitutes the entire agreement and understanding between InterCall and Customer with respect to the subject matter hereof, and supersedes all prior or contemporaneous proposals, representations, promises, or agreements, oral or written, between the Parties with respect to such subject matter. All such matters are merged into and superseded by this Conferencing Attachment. No amendment and modification of this Conferencing Attachment will be binding unless in writing and signed by a duly authorized representative of both parties.

RESTRICTED

SPRINT CONFIDENTIAL & PROPRIETARY INFORMATION

No. BSG0406-1218

Date: June 28, 2007

FOURTH AMENDMENT TO SPRINT CUSTOM SERVICE AGREEMENT

Customer Name:	Virgin Mobile USA, L.L.C.
Address:	2175 N. California Blvd. Walnut Creek, CA 94596

B.	Customer authorizes InterCall’s monitoring including recording of calls for the purposes of quality assurance and Customer further consents to InterCall’s use of automatic dialing equipment to contact Customer. Customer represents and warrants that it is not part of United States Government or any other governmental agency.

C.	If Customer uses outbound broadcast services to send fax, email, phone or other outbound messages (“Messages”) to recipients (the “Recipients”), Customer represents and warrants that it has the legal right to send all Messages to the Recipients (including obtaining any required consents from the Recipients). Customer acknowledges that it is the sender of all Messages and InterCall is acting at Customer’s direction as the broadcaster of the Messages.

D.	CUSTOMER UNDERSTANDS AND AGREES:

(1)	THAT OTHER THAN WITH RESPECT TO THE CONFERENCING SERVICES, INTERCALL IS NOT RESPONSIBLE FOR AND WILL HAVE NO LIABILITY FOR ANY PRODUCTS OR SERVICES SUPPLIED BY SPRINT AND CUSTOMER WILL LOOK SOLELY TO SPRINT WITH RESPECT TO SUCH PRODUCTS OR SERVICES;

(2)	SPRINT IS NOT RESPONSIBLE FOR AND WILL HAVE NO LIABILITY FOR ANY INTERCALL CONFERENCING PRODUCTS OR SERVICES SUPPLIED BY INTERCALL AND CUSTOMER WILL LOOK SOLELY TO INTERCALL WITH RESPECT TO SUCH PRODUCTS OR SERVICES; AND

(3)	PROVISIONS IN THE AGREEMENT, IF ANY, REGARDING THE FOLLOWING SHALL NOT BE APPLICABLE TO THIS PRICING ATTACHMENT:

(a)	PROVISIONS THAT WOULD ALTER THE PRICING SET FORTH HEREIN OR AMOUNTS OWED INTERCALL HEREUNDER (INCLUDING ANY DISCOUNTS, BENCHMARKING OR MFN PROVISIONS) OR LIMIT INTERCALL’S ABILITY TO COLLECT ANY SUM DUE INTERCALL HEREUNDER;

(b)	PROVISIONS REQUIRING COMPLIANCE WITH ANY THIRD PARTY OR CUSTOMER PROVIDED POLICIES OR PROCEDURES;

(c)	PROVISIONS THAT WOULD REQUIRE BACKGROUND CHECKS ON INTERCALL PERSONNEL OR ANY PROVISION THAT WOULD ALTER HOW INTERCALL PROVIDES ITS SERVICES IN THE NORMAL COURSE; OR

(d)	PROVISIONS RESTRICTING WHO INTERCALL MAY PROVIDE THE SERVICES TO OR PROVISIONS GRANTING CUSTOMER TERMINATION FOR CONVENIENCE RIGHTS.

RESTRICTED

SPRINT CONFIDENTIAL & PROPRIETARY INFORMATION

No. BSG0406-1218

Date: June 28, 2007

FOURTH AMENDMENT TO SPRINT CUSTOM SERVICE AGREEMENT

Customer Name:	Virgin Mobile USA, L.L.C.
Address:	2175 N. California Blvd. Walnut Creek, CA 94596

ATTACHMENT F

AFFILIATE ENROLLMENT FORM

RESTRICTED

SPRINT CONFIDENTIAL & PROPRIETARY INFORMATION

No. BSG0601-0414

June 28, 2007

FIFTH AMENDMENT TO SPRINT MASTER SERVICES AGREEMENT

Customer Name:	Virgin Mobile USA, LLC
Address:	2175 N. California Blvd. Walnut Creek, CA 94596

This Fifth Amendment (BSG0601-0414) is made to the Master Services Agreement (BSG0209-444R4) between SPRINT COMMUNICATIONS COMPANY L.P. (“Sprint”) and Virgin Mobile USA, LLC. (“Customer”), signed by Customer on January 12, 2003 and Sprint on January 23, 2003 (the “Agreement”), as amended by:

AMENDMENT NUMBER	BSG #	CUSTOMER SIGNATURE DATE	SPRINT SIGNATURE. DATE

FIRST	BSG0402-1193R14	June 24, 2004	July 2, 2004

SECOND	BSG0505-0658	May 19, 2005	May 20, 2005

THIRD	BSG0510-0656	November 11, 2005	November 15, 2005

FOURTH	BSG0406-1218R18	November 28, 2005	December 5, 2005

The following modified and added terms and conditions are made a part of the Agreement effective on the first day of the first billing month after this Amendment is signed by Sprint and Customer (“Fifth Amendment Commencement Date”).

Sprint and Customer agree as follows:

1.	The Agreement is amended by deleting Section 6.2 in Attachment A in its entirety and replacing it as follows:

6.2 Sprint Domestic Enhanced Frame Relay

A.	Sprint will charge Customer a fixed MRC in the applicable amount from the table below for each Domestic Sprint Enhanced Frame Relay Service port installed or in service during the Term. Customer is not eligible for standard Schedule Term/Volume Discounts.

Port Bandwidth	MRC per Port
6/64 Kbps	*
224/256 Kbps	*
448/512 Kbps	*
1,344/1,536 Kbps	*
DS3	*

B.	Sprint will charge Customer a fixed MRC in the applicable amount from the table below for each Domestic Sprint Enhanced Frame Relay Service zero-CIR LAN PVC installed or in service during the Term. Customer is not eligible for standard Schedule Term/Volume Discounts. Pricing for the zero-CIR LAN PVC is determined based upon the lesser of the two ports connected by the PVC.

PVC	Port Speed	MRC per PVC
zero-CIR LAN PVC	56/64 Kbps	*
zero-CIR LAN PVC	224/256 Kbps	*
zero-CIR LAN PVC	448/512 Kbps	*
zero-CIR LAN PVC	1,344/1,536 Kbps	*
zero-CIR LAN PVC	45 Mbps	*

SPRINT CONFIDENTIAL & PROPRIETARY INFORMATION

No. BSG0601-0414

June 28, 2007

FIFTH AMENDMENT TO SPRINT MASTER SERVICE AGREEMENT

Customer Name:	Virgin Mobile USA, LLC
Address:	2175 N. California Blvd. Walnut Creek, CA 94596

2.	The Agreement is amended in Attachment A, Section 6.3 by adding new subsections 6.3.F and 6.3.G as follows:

F.	Sprint will charge Customer a fixed MRC for the local loop portion of the Sprint-provided Service(s) T-1 local access lines at an NPA-NXX (or successor NPA-NXX) installed or in service during the Term in the applicable amount from the table below. Local access lines included herein are not eligible for Schedule Access Term Plan Discounts. Pricing for the following is retroactive back to the date of installation.

NPA-NXX	MRC
985-730	*
828-277	*
205-487	*
716-871	*
585-586	*
702-269	*
505-724	*
386-754	*

G.	Sprint will charge Customer a fixed MRC for the local loop portion of each Sprint-provided Service(s) T-3 local access lines at an NPA-NXX (or successor NPA-NXX) with a 2 years or longer, Order term installed or in service during the Term in the applicable amount from the table below. Local access lines included herein are not eligible for Schedule Access Term Plan Discounts. Pricing for the following is retroactive back to the date of installation.

NPA-NXX	MRC
985-730	*
828-277	*
205-487	*
716-871	*
585-586	*
702-269	*
505-724	*
386-754	*

3.	The Agreement is amended in Section 6.3 by adding the following SCA pricing to section 6.3.G:

NPA-NXX	MRC	SCA#
386-754	*	162260
386-754	*	162261

4.	The Agreement is amended in Section 6.3 by adding the following SCA pricing to section 6.3.H:

NPA-NXX	MRC	SCA#
505-724	*	162270
505-724	*	162267

SPRINT CONFIDENTIAL & PROPRIETARY INFORMATION

No. BSG0601-0414

June 28, 2007

FIFTH AMENDMENT TO SPRINT MASTER SERVICE AGREEMENT

Customer Name:	Virgin Mobile USA, LLC
Address:	2175 N. California Blvd. Walnut Creek, CA 94596

5.	The Agreement is amended in Section 6.3 by adding the following subsection 6.3.K as follows:

K.	Sprint will charge Customer a fixed MRC in the applicable amount from the table below, for each Sprint provided. Domestic OC3 local access line (including ACF and COC charges) at an NPA-NXX in the table below, with the corresponding SCA, installed or in service during the Term. Local access lines priced in this subsection are not eligible for Schedule Access Term Plan.

NPA-NXX	MRC	SCA#
916-636	*	168336
918-272	*	168336
916-636	*	I65049
918-272	*	165049
918-272	*	168333
918-272	*	165038

6.	The Agreement is amended by deleting Section 6.9.J in Attachment A in its entirety and replacing it as follows

J.	Sprint will charge a * per ANI rate on Real Time ANI Delivery Service, capped at * annually from January 1, 2005. For clarification purposes, the annual period will be for 2000501 -200512, 200601-200612, and 200701-200712.

7.	The Agreement is amended in Attachment A by adding the following Section 6.16

A.	The SprintLink ATM service is an ATM offering provided over Sprint’s native IP backbone. The services are enabled via the Layer 2 Tunneling Protocol version 3 (L2TPv3) allowing layer 2 traffic to be encapsulated and securely tunneled over the SprintLink IP network. Customer must comply with the SprintLink ATM Product Annex located at www.sprint.com/ratesandconditions. Both dedicated local access and Customer Premise Equipment (“CPE”) are required for SprintLink ATM. Unless specifically stated otherwise in this SprintLink ATM pricing section, dedicated local access and CPE are not included in any of the rates in this section, and if Customer elects to purchase these components from Sprint, the pricing for these components will be stated in a separate section of this Agreement or in a separate agreement with Sprint. The term “Net” as used in this pricing section means that the associated charge is after any applicable discounts have been applied, but before taxes, surcharges, and other charges otherwise outlined in the Agreement have been applied.

B.	Sprint will charge Customer a fixed net MRC and net NRC in the applicable amount from the table below for each SprintLink ATM Port with a 2 year or longer Order Term.

Country	Port Bandwidth	2 Year Order Term MRC
India	E1	*

8.	The Agreement is amended in Attachment A, Section 6.9 by adding the following subsection 6.9.M

M.	Sprint will charge Customer a fixed * Net Effective Usage Rate, instead of all other discounts, on its International Toll Free Termination Usage Charges terminating in India. International Toll Free Termination can only be used for calls that originate within the US.

SPRINT CONFIDENTIAL & PROPRIETARY INFORMATION

No. BSG0601-0414

June 28, 2007

FIFTH AMENDMENT TO SPRINT MASTER SERVICE AGREEMENT

Customer Name:	Virgin Mobile USA, LLC
Address:	2175 N. California Blvd. Walnut Creek, CA 94596

9.	The Agreement is amended in Attachment C by adding the following Section 14:

14.	ACTIVATION FEES. Sprint will waive the activation fee of * for each activated Customer account. Activation fees for Individual-Liable Active Units are governed by the agreements between Sprint and Employees.

10.	All other terms and conditions in the Agreement, not amended above, will remain in effect. This Amendment and any information concerning its terms and conditions are Sprint’s proprietary information and are governed by the parties’ nondisclosure agreement. Alterations to this Amendment will not be valid unless accepted in writing by a Sprint officer or authorized designee. To become effective, this Amendment must be: signed by a Customer representative; delivered to Sprint on or before May 15, 2006; and signed by a Sprint officer or authorized designee.

VIRGIN MOBILE USA, L.L.C.		SPRINT SOLUTIONS, INC.

By:	/s/ Daniel H. Schulman	By:	/s/ Jeff Moroutopoulis
Name:	Daniel H. Schulman	Name:	Jeff Moroutopoulis
Title:	Chief Executive Officer	Title:	Regional VP
Date	5/24/06	Date	5/25/06
Address	10 Independence Blvd. Warren, NJ 07059	Address	2150 First St. Ste. 500. San Jose, CA 96131

SPRINT CONFIDENTIAL & PROPRIETARY INFORMATION